UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 1, 2004

                        CENTURY PROPERTIES FUND XVIII
            (Exact name of Registrant as specified in its charter)


       California                0-11934                94-2834149
(State or other jurisdiction   (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

On October 1, 2004, the Registrant obtained a mortgage of $8,500,000 on its sole investment property, Oak Run Apartments, located in Dallas, Texas. The existing mortgage of approximately $9,728,000 matured on October 1, 2004 and was repaid with proceeds from the new mortgage and an additional loan of approximately $1,855,000, which was funded by an affiliate of the Registrant's managing general partner ("Affiliate Loan") to cover closing costs and the deficiency between the existing mortgage payoff amount and the new mortgage. The Affiliate Loan is a demand note that bears interest at the prime rate plus 2%. The new mortgage requires monthly payments of interest beginning on November 1, 2004 until the loan matures October 1, 2007, with interest being equal to the average of London Interbank Offered Rates for a term of one month plus 285 basis points (minimum rate of 4.69%, no maximum rate). In addition the new mortgage requires monthly escrow deposits for taxes, insurance and replacement reserves. As a condition of making the new mortgage, the lender required an affiliate of the Registrant to guarantee the obligations and liabilities of the Registrant with respect to the new mortgage.

In accordance with the terms of the loan agreement for the new mortgage, payment of the note may be accelerated at the option of the lender if an Event of Default, as defined in the loan agreement, occurs. Events of Default include, but are not limited to: nonpayment of monthly interest and escrows within 5 days after the due date; any representations or warranties made in connection with obtaining the loan that are considered by the lender to be misleading in any material respect at the time such representations or warranties were made; any judgment or lien placed on the Registrant, which in the lender's sole judgment has a material adverse effect on the Registrant or is not covered by collectible insurance proceeds.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

    The following exhibits are filed with this report:


10.7 Form of Loan Agreement dated September 30, 2004 between Oak Run, L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank.*

10.8 Form of Promissory Note dated September 30, 2004 between Oak Run L.P., a South Carolina limited partnership and GMAC Commercial Mortgage Bank.

10.9 Form of Guaranty dated September 30, 2004 by AIMCO Properties, L.P., for the benefit of GMAC Commercial Mortgage Bank.*


*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTURY PROPERTIES FUND XVIII


                                    By:   Fox Capital Management Corporation
                                          Managing General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President



                                    Date: October 7, 2004

                                                                    Exhibit 10.7





                                 LOAN AGREEMENT

                                      LIBOR

                                     Between

             OAK RUN, L.P., a SOUTH CAROLINA LIMITED PARTNERSHIP



                                   as Borrower



                                       and



            GMAC COMMERCIAL MORTGAGE bank, a utah industrial bank



                                    as Lender





                         Dated as of SEPTEMBER 30, 2004







Loan Number:  45883

==============================================================================

-i-
                                TABLE OF CONTENTS


Page


ARTICLE 1 DEFINED TERMS AND CONSTRUCTION GUIDELINES..........................1

  1.01.     Defined Terms....................................................1
  1.02.     General Construction.............................................1
  1.03.     Intentionally Omitted............................................1
  1.04.     Intentionally Omitted............................................1

ARTICLE 2 MAXIMUM LOAN AMOUNT; PAYMENT TERMS; ADVANCES.......................2

  2.01.     Commitment to Lend...............................................2
  2.02.     Calculation of Interest..........................................2
  2.03.     Payment of Principal and Interest................................4
  2.04.     Payments Generally...............................................6
  2.05.     Prepayment Rights................................................7
  2.06.     Exit Fee.........................................................8
  2.07.     Interest Rate Cap/Hedge..........................................9

ARTICLE 3 CASH MANAGEMENT...................................................10

  3.01.     Lockbox.........................................................10

ARTICLE 4 ESCROW AND RESERVE REQUIREMENTS...................................10

  4.01.     Creation and Maintenance of Escrows and Reserves................10
  4.02.     Tax Escrow......................................................11
  4.03.     Insurance Premium Escrow........................................12
  4.04.     Immediate Repair Escrow Account.................................13
  4.05.     Replacement Reserve Account.....................................14
  4.06.     Intentionally Omitted...........................................14
  4.07.     Intentionally Omitted...........................................14
  4.08.     Intentionally Omitted...........................................14

ARTICLE 5 COMPLETION OF REPAIRS RELATED TO RESERVE ACCOUNTS;CONDITIONS TO
            RELEASE OF FUNDS................................................15

  5.01.     Conditions Precedent to Disbursements from Certain Reserve
            Accounts........................................................15
  5.02.     Waiver of Conditions to Disbursement............................16
  5.03.     Direct Payments to Suppliers and Contractors....................17
  5.04.     Performance of Reserve Items....................................17

ARTICLE 6 LOAN SECURITY AND RELATED OBLIGATIONS.............................18

  6.01.     Security Instrument and Assignment of Rents and Leases..........18
  6.02.     Assignment of Property Management Contract......................18
  6.03.     Assignment of Rate Cap Agreement................................18
  6.04.     Assignment of Operating Agreements..............................18
  6.05.     Pledge of Property; Grant of Security Interest..................18
  6.06.     Environmental Indemnity Agreement...............................19
  6.07.     Guaranty of Borrower Sponsor....................................19
  6.08.     Intentionally Omitted...........................................19

ARTICLE 7 SINGLE PURPOSE ENTITY REQUIREMENTS................................19

  7.01.     Commitment to be a Single Purpose Entity........................19
  7.02.     Definition of Single Purpose Entity.............................20

ARTICLE 8 REPRESENTATIONS AND WARRANTIES....................................22

  8.01.     Organization; Legal Status......................................22
  8.02.     Power; Authorization; Enforceable Obligations...................22
  8.03.     No Legal Conflicts..............................................23
  8.04.     No Litigation...................................................23
  8.05.     Business Purpose of Loan........................................23
  8.06.     Warranty of Title...............................................23
  8.07.     Condition of the Property.......................................24
  8.08.     No Condemnation.................................................24
  8.09.     Requirements of Law.............................................24
  8.10.     Operating Permits...............................................24
  8.11.     Separate Tax Lot................................................24
  8.12.     Flood Zone......................................................24
  8.13.     Adequate Utilities..............................................24
  8.14.     Public Access...................................................24
  8.15.     Boundaries......................................................25
  8.16.     Mechanic Liens..................................................25
  8.17.     Assessments.....................................................25
  8.18.     Insurance.......................................................25
  8.19.     Leases..........................................................25
  8.20.     Management Agreement............................................26
  8.21.     Financial Condition.............................................26
  8.22.     Taxes...........................................................26
  8.23.     No Foreign Person...............................................26
  8.24.     Federal Regulations.............................................26
  8.25.     Investment Company Act; Other Regulations.......................26
  8.26.     ERISA...........................................................26
  8.27.     No Illegal Activity as Source of Funds..........................27
  8.28.     Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money
            Laundering Laws.................................................27
  8.29.     Brokers and Financial Advisors..................................27
  8.30.     Equity Contribution.............................................27
  8.31.     Complete Disclosure; No Change in Facts or Circumstances........27
  8.32.     Survival........................................................27

ARTICLE 9 BORROWER COVENANTS................................................27

  9.01.     Payment of Debt and Performance of Obligations..................27
  9.02.     Payment of Taxes and Other Lienable Charges.....................27
  9.03.     Insurance.......................................................28
  9.04.     Obligations upon Condemnation or Casualty.......................32
  9.05.     Inspections and Right of Entry..................................36
  9.06.     Leases and Rents................................................37
  9.07.     Use of Property.................................................38
  9.08.     Maintenance of Property.........................................38
  9.09.     Waste...........................................................38
  9.10.     Compliance with Laws............................................39
  9.11.     Financial Reports, Books and Records............................39
  9.12.     Performance of Other Agreements.................................41
  9.13.     Existence; Change of Name; Location as a Registered Organization.41
  9.14.     Property Management.............................................42
  9.15.     ERISA...........................................................42
  9.16.     Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money
            Laundering Laws.................................................42
  9.17.     Equity Contribution.............................................43
  9.18.     Intentionally Omitted...........................................43
  9.19.     Intentionally Omitted...........................................43
  9.20.     Intentionally Omitted...........................................43

ARTICLE 10 NO TRANSFERS OR ENCUMBRANCES; DUE ON SALE........................43

  10.01.    Prohibition Against Transfers...................................43
  10.02.    Lender Approval.................................................43
  10.03.    Intentionally Omitted...........................................44
  10.04.    Releases of the Mortgaged Property..............................44
  10.05.    OFAC Compliance; Substantive Consolidation Opinion..............44

ARTICLE 11 EVENTS OF DEFAULT; REMEDIES......................................44

  11.01.    Events of Default...............................................44
  11.02.    Remedies........................................................47
  11.03.    Cumulative Remedies; No Waiver; Other Security..................49
  11.04.    Enforcement Costs...............................................50
  11.05.    Application of Proceeds.........................................50
  11.06.    Intentionally Omitted...........................................50

ARTICLE 12 NONRECOURSE - LIMITATIONS ON PERSONAL LIABILITY..................50

  12.01.    Nonrecourse Obligation..........................................50
  12.02.    Full Personal Liability.........................................50
  12.03.    Personal Liability for Certain Losses...........................51
  12.04.    No Impairment...................................................52
  12.05.    No Waiver of Certain Rights.....................................52

ARTICLE 13 INDEMNIFICATION..................................................52

  13.01.    Indemnification Against Claims..................................52
  13.02.    Duty to Defend..................................................53

ARTICLE 14 SUBROGATION; NO USURY VIOLATIONS.................................53

  14.01.    Subrogation.....................................................53
  14.02.    No Usury........................................................53

ARTICLE 15 SALE OR SECURITIZATION OF LOAN...................................54

  15.01.    Splitting the Note..............................................54
  15.02.    Lender's Rights to Sell or Securitize...........................55
  15.03.    Dissemination of Information....................................55
  15.04.    Reserves Accounts...............................................55
  15.05.    Securitization Indemnification..................................55
  15.06.    Intentionally Omitted...........................................56

ARTICLE 16 BORROWER FURTHER ACTS AND ASSURANCES PAYMENT OF SECURITY RECORDING
            CHARGES.........................................................56

  16.01.    Further Acts....................................................56
  16.02.    Replacement Documents...........................................56
  16.03.    Borrower Estoppel Certificates..................................57
  16.04.    Recording Costs.................................................58
  16.05.    Publicity.......................................................58

ARTICLE 17 LENDER CONSENT...................................................58

  17.01.    No Joint Venture; No Third Party Beneficiaries..................58
  17.02.    Lender Approval.................................................58
  17.03.    Performance at Borrower's Expense...............................58
  17.04.    Non-Reliance....................................................59

ARTICLE 18 MISCELLANEOUS PROVISIONS.........................................59

  18.01.    Notices.........................................................59
  18.02.    Entire Agreement; Modifications; Time of Essence................60
  18.03.    Binding Effect; Joint and Several Obligations...................60
  18.04.    Duplicate Originals; Counterparts...............................60
  18.05.    Unenforceable Provisions........................................61
  18.06.    Governing Law...................................................61
  18.07.    Consent to Jurisdiction.........................................61
  18.08.    WAIVER OF TRIAL BY JURY.........................................61

ARTICLE 19 LIST OF DEFINED TERMS............................................61

  19.01.    Definitions.....................................................61

                                 LOAN AGREEMENT

                                (Libor Rate Loan)

      THIS LOAN AGREEMENT is made as of this 30th day of September, 2004 by OAK RUN, L.P., a South Carolina limited partnership (doing business in Texas as Oak Run of Dallas, L.P.) ("Borrower"), as borrower, and GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank (together with its successors and assigns "Lender"), as lender.



                                   Background

      Borrower desires to obtain a commercial mortgage loan from Lender in the original principal amount of $8,500,000.00 in lawful money of the United States of America. Lender is willing to make such loan to Borrower on the terms and conditions set forth in this Loan Agreement.



                                    Agreement

      NOW, THEREFORE, in consideration of such loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender agree as follows:



                                  ARTICLE 1...
                  DEFINED TERMS AND CONSTRUCTION GUIDELINES


1.01. ......Defined Terms. Each defined term used in this Loan Agreement has the meaning given to that term in Article 19 of this Loan Agreement.


1.02. ......General Construction.  Defined terms used in this Loan Agreement may be used interchangeably in singular or plural form, and pronouns are to be construed to cover all genders. All references to this Loan Agreement or any agreement or instrument referred to in this Loan Agreement shall mean such agreement or instrument as originally executed and as hereafter amended, supplemented, extended, consolidated or restated from time to time. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular subdivision; and the words "Article" and "section" refer to the entire article or section, as applicable and not to any particular subsection or other subdivision. Reference to days for performance means calendar days unless business days are expressly indicated.


1.03. ......Intentionally Omitted.


1.04. ......Intentionally Omitted.



ARTICLE 2...
                 MAXIMUM LOAN AMOUNT; PAYMENT TERMS; ADVANCES



2.01. ......Commitment to Lend.

(a) ......Maximum Loan Amount Approved.  Subject to the terms and conditions set forth herein, and in reliance on Borrower's representations, warranties and covenants set forth herein, Lender agrees to loan the Maximum Loan Amount to Borrower. The Loan shall be evidenced by this Loan Agreement and by the Note made by Borrower to the order of Lender and shall bear interest and be paid upon the terms and conditions provided herein.


(b)  ......Advance  of Maximum Loan Amount.  On the Closing  Date,  Lender shall advance the entire Maximum Loan Amount to Borrower.


2.02. ......Calculation of Interest.


(a) ......Calculation  Basis. Interest due on the Loan shall be paid in arrears, calculated based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated.


(b)  ......Initial  Applicable  Interest Rate and Interest Rate Adjustment Date.
Interest shall accrue on outstanding principal at the rate ("Applicable Interest Rate") which is the LIBOR Rate plus two and eighty-five hundredths percent (2.85%) ("Margin"); provided that in no event shall the Applicable Interest Rate be less than four and sixty nine hundredths percent (4.69%) ("Minimum Interest Rate"). Adjustments to the Applicable Interest Rate in connection with changes in the LIBOR Rate shall be made on the Interest Rate Adjustment Date, except that the initial Applicable Interest Rate shall be determined two business days prior to the Closing Date.


(c) ......LIBOR Unascertainable.  Lender's obligation to maintain interest based on the LIBOR Rate shall be suspended and the Applicable Interest Rate shall be based on the Interest Rate Index (plus Margin) upon Lender's determination, in good faith, that adequate and reasonable means do not exist for ascertaining the LIBOR Rate or that a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which Lender prices loans (which determination by Lender shall be conclusive and binding on Borrower in the absence of manifest error). Computation of the Applicable Interest Rate based on the Interest Rate Index shall continue until Lender determines that the circumstances giving rise to Lender's substitution of the Interest Rate Index for the LIBOR Rate no longer exist. Lender shall promptly notify Borrower of each such determination.


(d)  ......Adjustment  Due  to  Calculation  Errors.  If,  at any  time,  Lender determines that it has miscalculated the Applicable Interest Rate (whether because of a miscalculation of the LIBOR Rate or otherwise), Lender shall notify Borrower of the necessary correction. If the corrected Applicable Interest Rate represents an increase in the applicable monthly payment, Borrower shall, within ten (10) days thereafter, pay to Lender the corrected amount. If the corrected Applicable Interest Rate represents an overpayment by Borrower to Lender and no Event of Default then exists, Lender shall refund the overpayment to Borrower or, at Lender's option, credit such amounts against Borrower's payment next due hereunder.


(e)  ......Adjustment  for  Impositions  on Loan  Payment.  All payments made by
Borrower hereunder shall be made free and clear of, and without reduction for, or on account of, any income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings hereafter imposed, levied, collected, withheld or assessed by any government or taxing authority (other than taxes on the overall net income or overall gross receipts of Lender imposed as a result of a present or former connection between Lender and the jurisdiction of the government or taxing authority imposing same provided, that this exclusion shall not apply to a connection arising solely from Lender's having executed, delivered, performed its obligations under, received a payment under, or enforced this Loan Agreement or any other Loan Document). If any such amounts are required to be withheld from amounts payable to Lender, the amounts payable to Lender under the Loan Documents shall be increased to the extent necessary to yield to Lender, after payment of such amounts, interest or any such other amounts payable at the rates or in the amounts specified herein. If any such amounts are payable by Borrower, Borrower shall pay all such amounts by their due date and promptly send Lender a certified copy of an original official receipt showing payment thereof. If Borrower fails to pay such amounts when due or to deliver the required receipt to Lender, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure.


(f)  ......Increased   Costs  of  Maintaining  Interest.  If  Lender  reasonably
determines that the adoption of any law, regulation, rule or guideline (including, without limitation, any change regarding the imposition or increase in reserve requirements), whether or not having the force of law, does or will have the effect of reducing Lender's rate of return on the Loan, then, from time to time, within five (5) business days after written demand by Lender, Borrower shall pay Lender such additional amount as will compensate Lender for its reduction. In addition, if any law, regulation, rule or guideline hereafter is enacted or modified, whether or not having the force of law, and compliance therewith results in an increase in the cost to Lender (including, without limitation, a reduction in the income received by Lender) in making, funding or maintaining interest on the Loan at the rate herein provided, then, within five
(5) business days after written demand by Lender, Borrower shall pay Lender the additional amounts necessary to compensate Lender for such increased costs.


(g)  ......Acceleration.  Notwithstanding  anything  to the  contrary  contained herein, if Borrower is prohibited by law from paying any amount due to Lender under Section 2.02(e) or (f), Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amounts due hereunder, due and payable within ninety (90) days of Lender's written notice to Borrower. No Prepayment Fee or Exit Fee shall be due in such event. Lender's delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 2.02(e) or (f) shall not be deemed a waiver or estoppel against the exercise of such right.


2.03. ......Payment of Principal and Interest.


(a)  ......Payment  at  Closing.  If the Loan is funded on a date other than the first (1st) day of a calendar month, Borrower shall pay to Lender at the time of funding an interest payment calculated by multiplying (i) the number of days from and including the date of funding to (but excluding) the first (1st) day of the next calendar month by (ii) a daily rate based on the Applicable Interest Rate effective on the Closing Date and calculated for a 360-day year.


(b) ......Payment Dates. Commencing on the first (1st) day of November, 2004 and continuing on the first (1st) day of each and every successive month thereafter (each, a "Payment Due Date"), through and including the Payment Due Date immediately prior to the Maturity Date, Borrower shall pay consecutive monthly payments of interest only, at the Applicable Interest Rate (determined as of the immediately preceding Interest Rate Adjustment Date), based on principal advanced and outstanding during the prior calendar month and any amounts due pursuant to Section 2.02 of this Loan Agreement; and


(c)  ......Maturity  Date.  On the first (1st) day of October,  2007  ("Maturity
Date"), Borrower shall pay the entire outstanding principal balance of the Loan, together with all accrued but unpaid interest thereon and all other amounts due under this Loan Agreement, the Note or any other Loan Document.


(d)   ......Extension of Maturity Date.


(i) ......Extension  Option.  Borrower has the right to extend the Maturity Date of the Loan for two (2) additional terms (each an "Extension Term"), with the first additional term having twelve (12) months ("First Extension Term") and extending the Maturity Date to October 1, 2008 ("First Extended Maturity Date"), and the second additional term having twelve (12) months ("Second Extension Term") and extending the First Extended Maturity Date to October 1, 2009 ("Second Extended Maturity Date"). Upon Borrower's proper and timely exercise of its rights under this Section 2.03(d), the term "Maturity Date" shall be deemed to be the First Extended Maturity Date and, as applicable, the Second Extended Maturity Date.


(ii)  ......Conditions  Precedent  to  Maturity  Date  Extension.  Each  of  the
following conditions must be satisfied in a manner acceptable to Lender (or waived in writing by Lender) as a condition precedent to extension of the Maturity Date:


(A)  ......Borrower  delivers  written notice to Lender not more than sixty (60)
days and not less than thirty (30) days prior to the expiring Maturity Date advising that Borrower is exercising its extension option, together with all materials needed by Lender to confirm that the Property satisfies the performance criteria identified in subsection (D) below.


(B)  ......Borrower  pays to Lender the  Extension  Fee with  Borrower's  notice exercising its extension option.


(C) ......No  Event of Default exists and no event or condition has occurred and is continuing that would be an Event of Default if notice had been given or applicable grace/cure periods had expired (or both), as of the date Borrower exercises such extension option and as of the commencement date of the relevant Extension Term.


(D)  ......Borrower  demonstrates  to Lender's  satisfaction  that the  Property achieved and maintained, for the period of three (3) consecutive months prior to the date Borrower exercises such extension option, and prior to the commencement date of the relevant Extension Term the following performance criteria: (1) a Debt Service Coverage Ratio of at least 1.20:1.00, based upon the greater of (a) an 8:31 constant or (b) the constant resulting from one and twenty-five hundredths percent (1.25%) over the then-prevailing 10-year US Treasury yield and a thirty (30) year amortization schedule, or (c) the then-current Applicable Interest Rate; and (2) a maximum Loan to Value Ratio of 75%. Notwithstanding the foregoing, Lender reserves the right to reconfirm that the Property continues to achieve the foregoing performance criteria, based upon financial statements for a period determined by Lender prior to the commencement date of the Extension Term, and to condition the extension on such performance criteria being sustained until the commencement of the Extension Term. If such performance criteria have not been achieved as of the date Borrower exercises its extension option or any subsequent verification thereof made by Lender prior to commencement of the Extension Term, Lender may, in its sole discretion, permit the extension of the Maturity Date provided that Borrower pays principal in the amount necessary for the Property to achieve the foregoing performance criteria as of the commencement date of the Extension Term.


(E)  ......Commencing  on the  first  Payment  Due  Date  occurring  during  the
Extension Term and continuing on each Payment Due Date thereafter, through and including the Payment Due Date immediately prior to the Maturity Date, Borrower shall make monthly payments consisting of (1) principal in an amount that would be necessary to fully amortize principal based on a thirty (30) year amortization schedule and (2) accrued interest at the Applicable Interest Rate based on principal outstanding during the prior calendar month.


(F)  ......Borrower  obtains,  and assigns to the benefit of Lender,  a Rate Cap which (1) will be effective for the Extension Term and provide for payments whenever the LIBOR Rate exceeds a strike price determined by Lender for the Extension Term such that a minimum Debt Service Coverage Ratio of 1.05:1.00 is maintained, (2) with a notional amount equal to the Maximum Loan Amount and (3) otherwise satisfies all requirements of Section 2.07 of this Loan Agreement.


(G)  ......Borrower  executes  and  delivers to Lender an amendment to this Loan
Agreement, acceptable to Lender in all respects, which confirms the date to which the Maturity Date has been extended, the principal and interest amounts payable during the Extension Term and such other matters as Lender may require.


(H) ......Borrower reimburses Lender for all costs reasonably incurred by Lender in processing the extension request, including, without limitation, reasonable legal fees and expenses and, if the Loan has been included in a Securitization, a Rating Confirmation.


(I) ......The  expiration  date of the term of Century  Properties Fund XVIII, a
California limited partnership, the sole manager of SPE Equity Owner, has been extended from December 31, 2007 to a date beyond the expiration of the applicable Extension Term.



2.04. ......Payments Generally.


(a)  ......Delivery  of  Payments.  All  payments  due to Lender under this Loan
Agreement and the other Loan Documents are to be paid in immediately available funds to Lender at Lender's office located at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Accounting Manager, or at such other place as Lender may designate to Borrower in writing from time to time. All amounts due under this Loan Agreement and the other Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever.


(b) ......Credit  for Payment Receipt.  No payment due under this Loan Agreement or any of the other Loan Documents shall be deemed paid to Lender until received by Lender at its designated office on a business day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following business day. Each payment that is paid to Lender in the calendar month in which it is due, but prior to its scheduled Payment Due Date, shall not be deemed a prepayment and shall be deemed to have been received on the Payment Due Date solely for the purpose of calculating interest due. Where a Payment Due Date falls on a date other than a business day, the Payment Due Date shall be deemed the first business day immediately thereafter.


(c) ......Invalidated Payments. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.


(d) ......Late Charges. If any payment due on a Payment Due Date is not received by Lender in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, a late charge would accrue if the full payment is not received on or before the 5th day of the month); Borrower shall pay to Lender, immediately and without demand, a late fee equal to five percent (5%) of such delinquent amount.


(e)  ......Default  Interest  Rate. If the Loan is not paid in full on or before the Maturity Date (subject to any extension thereto properly exercised by Borrower in accordance with this Loan Agreement) or if the Loan is accelerated following an Event of Default and during the continuance thereof, the interest rate then payable on the Loan shall immediately increase to the Applicable Interest Rate plus five hundred (500) basis points ("Default Rate") and continue to accrue at the Default Rate until full payment is received. At Lender's option, payments due on a Payment Due Date which remain unpaid for more than thirty (30) days shall accrue interest at the Default Rate commencing as of the expiration of such 30 day period. In addition, upon the expiration of any notice and cure period provided in Section 11.01, Lender shall have the right, without acceleration of the Loan, to collect interest at the Default Rate on any payment due hereunder (including, without limitation, late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due. Interest at the Default Rate also shall accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the other Loan Documents until such judgment amount is paid in full.


(f)  ......Application of Payments.  Payments of principal and interest due from
Borrower shall be applied first to the payment of late fees, then to Lender advances made to protect the Property or to perform obligations which Borrower failed to perform, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal. If at any time Lender receives less than the full amount due and payable on a Payment Due Date, Lender may apply the amounts received to amounts then due and payable in any manner and in any order determined by Lender, in its sole discretion. Following an Event of Default, Lender may apply all payments to amounts then due in any manner and in any order determined by Lender, in its sole discretion. Lender's acceptance of a payment from Borrower in an amount that is less than the full amount then due and Lender's application of such payments to amounts then due from Borrower shall not constitute or be deemed to constitute a waiver of the unpaid amounts or an accord and satisfaction. No principal amount repaid may be reborrowed.


2.05. ......Prepayment Rights.


(a)   ......Intentionally Omitted.


(b)  ......Prepayment.  Borrower may prepay principal in whole, but not in part, as long as each of the following conditions are satisfied:


(i) ......Borrower provides written notice to Lender of its intent to prepay not more than sixty (60) days and not less than thirty (30) days prior to the intended prepayment date.


(ii) ......No Event of Default exists as of the date Borrower delivers notice of intent to prepay and as of the date such prepayment is made.


(iii)  ......Borrower pays the following prepayment  consideration  ("Prepayment
Fee") with such prepayment:


(A) 2.0% of the amount prepaid if the prepayment is made on or before the 12th Payment Due Date;



(B) 1.0% of the amount prepaid if the prepayment is made after the Payment Due Date stated in clause (A) above but on or before the 18th Payment Due Date; and





(C) 0.5% of the amount prepaid if the prepayment is made after the Payment Due Date stated in clause (B) above but on or before the 24th Payment Due Date.



(iv) ......Borrower pays with such prepayment all accrued interest and all other outstanding amounts then due and unpaid under this Loan Agreement and the other Loan Documents.


(v)  ......Borrower  pays with such prepayment the Exit Fee unless otherwise set forth in Section 2.06.


(vi) ......If  prepayment is not made on a Payment Due Date,  Borrower pays with such prepayment (in addition to all other amounts due under this Section 2.05(b)) an amount equal to the unearned interest computed on the principal amount being prepaid which would accrue for the period from the date of prepayment through the forthcoming Payment Due Date.


(c)   ......Intentionally Omitted.


(d)  ......Prepayment  as a Result of a Casualty or  Condemnation  or charges on
Lender. Prepayments arising from Lender's application of insurance proceeds upon the occurrence of a Casualty, the application of a condemnation award upon the occurrence of a Condemnation, or as set forth in Section 2.02(g) may be made without payment of an Exit Fee or Prepayment Fee.


(e)   ......Intentionally Omitted.


2.06.  ......Exit  Fee.  As  consideration  for  Lender's  making of the Loan to
Borrower, Borrower agrees to pay a deferred financing fee ("Exit Fee") to Lender in an amount equal to one percent (1%) of the Maximum Loan Amount. Although the Exit Fee is earned in full on the date hereof, Lender hereby agrees to defer payment of the Exit Fee until the earlier of (a) the date when full prepayment of the Loan occurs, (b) the Maturity Date (or any extension thereto properly exercised by Borrower in accordance with this Loan Agreement), or (c) the date on which the Loan has been accelerated following an Event of Default. The Exit Fee shall be paid notwithstanding the sale or transfer of the Loan by GMAC Commercial Mortgage Bank, in whole or in part, to a successor lender unless GMAC Commercial Mortgage Bank has transferred its interest in the Exit Fee to its successors and assigns as Lender. No Exit Fee shall be due, however, if (i) Borrower refinances this Loan with the proceeds of a permanent loan funded by, or arranged for Borrower by, GMAC Commercial Mortgage Corporation, or an Affiliate thereof, or (ii) the Property is sold to an unaffiliated third party purchaser (a "Purchaser") and Borrower provides Purchaser with a written introduction to Lender or a Lender Affiliate, as directed by Lender, in form and content reasonably acceptable to Lender. Borrower acknowledges that GMAC Commercial Mortgage Corporation has no obligation to make or arrange such loan.



2.07. ......Interest Rate Cap/Hedge.


(a)  ......Initial  Interest  Rate Cap. On or before the date  hereof,  Borrower shall obtain a Rate Cap with a notional amount equal to the Maximum Loan Amount for the benefit of Lender which provides for payments to be made by the Rate Cap Provider if, at any time during the term of the Loan, the LIBOR Rate exceeds the Strike Rate. Each Rate Cap required hereunder must: (i) be issued by a Rate Cap Provider that satisfies the credit criteria set forth below in Section 2.07(c);
(ii) be fully effective as of the Closing Date; (iii) permit Borrower's interest in the Rate Cap to be assigned to Lender without the payment of fees or costs and without the Rate Cap Provider's consent; (iv) contain no cross-defaults to any other agreements among any Borrower, Rate Cap Provider and Lender, or any of their respective Affiliates; (v) contain no performance obligations of Borrower or Lender beyond Borrower's payment of a one-time fee at the effective date of the Rate Cap Agreement; (vi) be evidenced by a Rate Cap Agreement acceptable to Lender in all respects and delivered to Lender on the Closing Date, fully executed, together with, if required by Lender, a legal opinion from Rate Cap Provider's counsel (which maybe in-house counsel) as to the authorization, execution and delivery by Rate Cap Provider and enforceability in accordance with its terms (provided, however, that Borrower shall have 5 days from and including the Closing Date to deliver the foregoing documents as long as Lender receives confirmation satisfactory to Lender that the Rate Cap has been purchased and fully paid for by Borrower as of the Closing Date); (vii) comply with criteria issued by any of the Rating Agencies regarding interest rate cap agreements including, without limitation, any requirement for legal opinions from Rate Cap Provider's counsel; (viii) otherwise be satisfactory to Lender in all respects; and (ix) have a notional amount equal to the Maximum Loan Amount.


(b) ......Assignment to Lender as Collateral.  The Rate Cap and each replacement of a Rate Cap and each Rate Cap Borrower is required to provide in connection with the extension of the Maturity Date shall be assigned to Lender as collateral. Borrower acknowledges that Borrower's assignment of the Rate Cap to Lender shall not be deemed completed until such time as Borrower has delivered to Lender a written acknowledgement from the Rate Cap Provider of Borrower's assignment of the Rate Cap to Lender that is acceptable to Lender in all respects. All payments made by the Cap Provider shall be made directly to the Lockbox Account if a Lockbox Trigger Event has occurred. Failure by the Cap Provider to make any payment under the Rate Cap shall not relieve Borrower of any of its obligations to make any payments hereunder or any other Loan Documents.


(c)  ......Credit  Rating of Cap Provider;  Replacement  Upon Adverse  Change in
Rating. The Rate Cap must be issued by a Rate Cap Provider having (i) a long term unsecured debt rating of at least "A+" from S&P; (ii) a short-term unsecured debt rating of at least "A-1" from S&P; or (iii) an equivalent rating by a Rating Agency approved by Lender. If, at any time during the term of the Loan, the Rate Cap Provider's credit rating falls below that required in the previous sentence, Lender shall have the right to require that Borrower, at Borrower's expense, provide a replacement Rate Cap from a different Rate Cap Provider which satisfies the required credit rating. Each replacement Rate Cap shall satisfy all requirements of this Section 2.07 and, unless otherwise agreed by Lender, shall be substantially in the form of the Rate Cap Agreement assigned to Lender as of the Closing Date. Each replacement Rate Cap and all required documents must be delivered to Lender within ten (10) business days of Lender's notification that a replacement Rate Cap is required.


(d) ......Borrower's  Payment of Lender Review Expenses.  Borrower shall pay all expenses incurred by Lender in connection with Lender's review and approval of the initial Rate Cap and Rate Cap Provider, each Rate Cap due in connection with an extension of the Maturity Date, and each replacement of a Rate Cap that is required under the terms of this Loan Agreement, including, without limitation, reasonable legal fees and expenses.


                                    ARTICLE 3
                                 CASH MANAGEMENT


3.01. ......  Lockbox.  Borrower shall cause all Rents due to Borrower under the
Leases to be deposited as and when set forth in the Lockbox Agreement.


                                   ARTICLE 4
                         ESCROW AND RESERVE REQUIREMENTS


4.01. ......Creation and Maintenance of Escrows and Reserves.


(a) ......Control of Reserve Accounts.  On the Closing Date, each of the Reserve
Accounts shall be established by Lender. Each Reserve Account required under this Loan Agreement shall be a custodial account established by Lender, and, at Lender's option, funds deposited into a Reserve Account may be commingled with other money held by Lender. Each Reserve Account shall be under the sole dominion and control of Lender, and Borrower shall not have any right to withdraw funds from a Reserve Account. Unless required by the laws of the state which govern this Loan Agreement or otherwise expressly provided in this Loan Agreement, Borrower shall not be entitled to any earnings or interest on funds deposited in any Reserve Account. Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Accounts to the payment of the Debt in any order as determined by Lender in its sole discretion.


(b) ......Funds Dedicated to Particular Purpose. Funds held in a Reserve Account are not to be used to fund Reserve Items contemplated by a different Reserve Account, and Borrower may not use and Lender shall have no obligation to apply funds from one Reserve Account to pay for Reserve Items contemplated by another Reserve Account.


(c)  ......Release of Reserves Upon Payment of Debt. Upon payment in full of the
Loan, Lender shall disburse to Borrower all unapplied funds held by Lender in the Reserve Accounts pursuant to this Loan Agreement.


(d)  ......Release  of  Individual  Reserve  Account after Full  Performance  of
Reserve Items. Lender shall disburse to Borrower all unapplied funds remaining in the Immediate Repair Escrow Account upon receipt of evidence satisfactory to Lender that (i) Borrower has completed, in the manner required by this Loan Agreement, all Reserve Items to be funded by such Reserve Account, and (ii) no Liens exist against the Property with respect to such Reserve Items. Lender shall not be obligated to make any such disbursement when an Event of Default exists, and Lender may deduct from such final disbursement all outstanding amounts then due and unpaid to Lender under the Loan Documents.


(e) ......No  Obligation of Lender.  Nothing in this Loan Agreement  shall:  (i)
make Lender responsible for making or completing any Reserve Item; (ii) require Lender to advance, disburse or expend funds in addition to funds then on deposit in the related Reserve Account to make or complete any Reserve Item; or (iii) obligate Lender to demand from Borrower additional sums to make or complete any Reserve Item.


(f) ......No Waiver of Default.  No disbursements made from a Reserve Account at the time when a Borrower default or Event of Default has occurred and is then continuing shall be deemed a waiver or cure by Lender of that default or Event of Default, nor shall Lender's rights and remedies by prejudiced in any manner thereby.


(g) ......Insufficient Amounts in a Reserve Account. Notwithstanding that Lender has the right to require Borrower to pay any deficiency in a Reserve Account if Lender determines that amounts in a Reserve Account are insufficient, the insufficiency of funds in a Reserve Account, or Lender's application of funds in a Reserve Account following an Event of Default other than for funding of the Reserve Items, shall not relieve Borrower from its obligation to perform in full each of its: (i) obligations and covenants under this Loan Agreement; (ii) agreements or covenants with tenants under the Leases; and (iii) agreements with leasing agents.


4.02. ......Tax Escrow.


(a) ......Deposits to the Tax Escrow Account.  On the Closing Date, Borrower has
deposited such amount as is noted on the closing statement relating to the closing of the Loan, to the Tax Escrow Account which is the amount determined by Lender that is necessary to pay when due Borrower's obligation for Taxes upon the due dates established by the appropriate tax or assessing authorities during the next ensuing twelve (12) months, taking into consideration the Monthly Tax Deposits to be collected from the first Payment Due Date to the due date for payment of Taxes. Thereafter, beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Tax Deposit.


(b)  ......Disbursement  from Tax Escrow  Account.  Provided  amounts in the Tax
Reserve Account are sufficient to pay the Taxes then due and no Event of Default exists, Lender shall pay the Taxes as they become due on their respective due dates on behalf of Borrower by applying the funds held in the Tax Escrow Account to the payments of Taxes then due. In making any payment of Taxes, Lender may do so according to any bill, statement or estimate obtained from the appropriate public office with respect to Taxes without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.


(c) ......Surplus or Deficiency in Tax Escrow Account.  If amounts on deposit in the Tax Escrow Account collected for an annual tax period exceed the Taxes actually paid during such tax period, Lender shall, in its discretion, return the excess to Borrower or credit the excess against the payments Borrower is to make to the Tax Escrow Account for the next tax period. If amounts on deposit in the Tax Escrow Account collected for an annual tax period are insufficient to pay the Taxes actually due during such tax period, Lender shall notify Borrower of the deficiency and, within ten (10) days thereafter, Borrower shall deliver to Lender such deficiency amount. If, however, Borrower receives notice of any such deficiency on a date that is within ten (10) days prior to the date that Taxes are due, Borrower will deposit the deficiency amount within one (1) business day after its receipt of such deficiency notice.


(d)  ......Changes  in Amount of Taxes Due;  Changes in the Monthly Tax Deposit.
Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes directly from the appropriate taxing authority. If the amount due for Taxes shall increase and Lender reasonably determines that amounts on deposit in the Tax Escrow Account will not be sufficient to pay Taxes due for an annual tax period, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Tax Deposit. Commencing with the Payment Due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Tax Deposit.


4.03. ......Insurance Premium Escrow.


(a)  ......Deposits  to Insurance  Premium Escrow Account.  On the Closing Date,
Borrower has deposited such amount as is noted on the closing statement relating to the closing of the Loan to the Insurance Premium Escrow Account which is the amount determined by Lender that is necessary to pay when due Borrower's obligation for Insurance Premiums during the next ensuing twelve (12) months, taking into consideration the Monthly Insurance Deposits to be collected from the first Payment Due Date to the due date for payment of such Insurance Premiums. Thereafter, beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Insurance Deposit.


(b) ......Disbursement  from Insurance Premium Escrow Account.  Provided amounts in the Insurance Premium Escrow Account are sufficient to pay the Insurance Premiums then due and no Event of Default exists, Lender shall pay the Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying funds held in the Insurance Premium Escrow Account to the payments of Insurance Premiums then due. In making any payment relating to Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer without inquiry into the accuracy of such bill, statement or estimate.


(c) ......Surplus or Deficiency in Insurance Premium Escrow Account.  If amounts on deposit in the Insurance Premium Escrow Account collected for an annual period exceed the Insurance Premiums actually paid during such period, Lender shall, in its discretion, return such excess to Borrower or credit such excess against the payments Borrower is to make to the Insurance Premium Escrow Account for the next annual period. If amounts on deposit in the Insurance Premium Escrow Account collected for an annual premium period are insufficient to pay the Insurance Premiums actually due during such annual period Lender shall notify Borrower of the deficiency and, within ten (10) days thereafter, Borrower shall deliver to Lender such deficiency amount. If, however, Borrower receives notice of any such deficiency on a date that is within ten (10) days prior to the date that Insurance Premiums are due, Borrower will deposit the deficiency amount within one (1) business day after its receipt of such deficiency notice.


(d)  ......Changes  in  Insurance  Premium  Amounts;  Change in Monthly  Deposit
Amount. Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for the Insurance Premiums directly from the insurance provider or its agent. If the amount due for Insurance Premiums shall increase and Lender reasonably determines that amounts on deposit in the Insurance Premium Escrow Account will not be sufficient to pay the Insurance Premiums, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Insurance Deposit. Commencing with the Payment Due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Insurance Deposit.


4.04. ......Immediate Repair Escrow Account.


(a)  ......Immediate  Repair Escrow  Generally.  Amounts in the Immediate Repair
Escrow Account are to be used for the purpose of funding the Immediate Repairs, which Borrower covenants and agrees to perform in accordance with the terms of this Loan Agreement on or before the dates specified on Exhibit C but not later than 12 months from the date hereof.


(b)  ......Deposit to the Immediate Repair Escrow Account.  On the Closing Date,
Borrower shall deposit $37,500.00 with Lender as the reserve for completion of the Immediate Repairs ("Immediate Repair Deposit").


(c)  ......Disbursements  from the Immediate Repair Escrow Account. Lender shall make disbursements from the Immediate Repair Escrow Account upon Borrower's performance, to Lender's satisfaction, of all conditions to disbursement set forth in Article 5 of this Loan Agreement.


(d)  ......Reassessment  of Required  Deposit.  If at any time Lender reasonably determines that the Immediate Repair Deposit will not be sufficient to pay the cost of the Immediate Repairs, Lender may notify Borrower of such determination and of the amount estimated by Lender to make-up such deficiency as reasonably determined by Lender based upon changes in circumstances. Within ten (10) days after such notice from Lender, Borrower shall deliver the deficiency amount to Lender, and Lender shall deposit in the Immediate Repair Escrow Account and hold and administer same in accordance with this Loan Agreement.


4.05. ......Replacement Reserve Account.


(a)  ......Replacement  Reserve  Generally.  Amounts in the Replacement  Reserve
Account are to be used for the purpose of funding the Replacements, which Borrower covenants and agrees to perform in accordance with the terms of this Loan Agreement.


(b)  ......Deposits to the Replacement  Reserve Account.  Beginning on the first
Payment Due Date and on each Payment Due Date thereafter, Borrower shall pay $12,705.00 ("Monthly Replacement Reserve Deposit") to Lender as a deposit to the Replacement Reserve Account.


(c) ......Disbursements  from the Replacement Reserve Account. Lender shall make disbursements from the Replacement Reserve Account upon Borrower's performance, to Lender's satisfaction, of all conditions to disbursement set forth in Article 5 hereof.


(d)  ......Reassessment  of Required Monthly Deposits.  Lender may, from time to time based on Lender's inspections of the Property, reassess its estimate of the Monthly Replacement Reserve Deposit and may increase such amount on not less than thirty (30) days written notice to Borrower if Lender determines that an increase is necessary (i) to fund replacements not listed as part of the Replacements (and not intended to be covered by the Immediate Repair Escrow Account) which are advisable to keep the Property in good order, repair and marketable condition, or (ii) to fund the replacement of any major building systems or components (e.g., roof, HVAC system) not listed as part of the Replacements (and not intended to be covered by the Immediate Repair Escrow Account) which will reach the end of its useful life within two (2) years of the date of Lender's inspection.


4.06. ......Intentionally Omitted.



4.07. ......Intentionally Omitted.


4.08. ......Intentionally Omitted.


                                   ARTICLE 5
             COMPLETION OF REPAIRS RELATED TO RESERVE ACCOUNTS;
                         CONDITIONS TO RELEASE OF FUNDS


5.01. ......Conditions Precedent to Disbursements from Certain Reserve Accounts.
The following provisions apply to each request for disbursement from the Immediate Repair Escrow Account and the Replacement Reserve Account:


(a)  ......Disbursement  only  for  Completed  Repairs.  Disbursements  shall be limited to Reserve Items that are fully completed and paid for in full by Borrower except to the extent permitted under Section 5.01(b) of this Loan Agreement. At no time shall Lender be obligated to pay amounts to Borrower in excess of the current balance in the applicable Reserve Account at the time of disbursement.


(b)  ......Partial  Completion.  Lender may agree to disburse  funds for Reserve
Items prior to completion thereof where (i) the contractor performing such work requires periodic payments pursuant to the terms of its written contract with Borrower and Lender has given its prior written approval to such contract, and
(ii) the cost of the portion of the Reserve Item to be completed under such contract exceeds $10,000.


(c)  ......Disbursement  Request;  Maximum Frequency and Amount.  Borrower shall submit to Lender a Disbursement Request together with such additional information as Lender may reasonably request in connection with the Disbursement Request at least ten (10) business days prior to the date on which Borrower requests Lender to make a disbursement from a Reserve Account. Unless otherwise agreed to by Lender, Borrower may not submit, and Lender shall not be required to make, more than one (1) disbursement from each Reserve Account during any calendar month. No Disbursement Request shall be made for less than $2,500 or the total cost of the Reserve Items, if less.


(d)  ......No  Existing  Event  of  Default.  Lender  may  refuse  to  make  any disbursement if an Event of Default exists as of the date on which Borrower submits the Disbursement Request or on the date the disbursement is actually to be made.


(e)  ......Responsible  Officer Certificate.  Lender must receive a certificate, signed by a Responsible Officer of Borrower (and, at Lender's option, also signed by Borrower's project architect or engineer if the cost of a single Reserve Item or the aggregate amount of the Disbursement Request exceeds $10,000), which certifies that:


(i) ......All information stated in the Disbursement Request is true and correct in all material respects, each attachment to the Disbursement Request is correct and complete, and if the attachment is a copy of the original, that it is a true and an accurate reproduction of the original;


(ii)  ......Each  of the  Reserve  Items to be  funded  in  connection  with the
Disbursement Request was performed in a good and workmanlike manner and in accordance with all Requirements of Law; and has been paid in full by Borrower;


(iii) ......Intentionally Omitted;


(iv) ......Subject to Section 5.03, each party that supplied materials, labor or services has been paid in full (for the portion for which disbursement is sought in the case of disbursements authorized in accordance with Section 5.01(b) hereof); and


(v) ......In the case of  disbursements  authorized in  accordance  with Section
5.01(b) hereof, the materials for which the request are made are on-site at the Property and properly secured or have been installed in the Property.


(f)  ......Inspection  to Confirm  Completion.  Prior to making any disbursement which exceeds $25,000.00 in the aggregate or for a single Reserve Item, Lender may require an inspection of the Property, performed at Borrower's expense, to verify completion thereof.


(g) ......Absence of Liens. Lender may require that Borrower provide Lender with any or all of the following: (i) a written lien waiver acceptable to Lender from each party to be paid who is to receive payment of $10,000.00 or more in connection with the Disbursement Request; (ii) a search of title to the Property effective to the date of the disbursement which shows no Liens other than the Permitted Encumbrances; or (iii) an endorsement to the Title Insurance Policy which updates the effective date of such policy to the date of the disbursement and shows no Liens other than the Permitted Encumbrances (provided, however, that an endorsement shall be required only (a) with respect to Disbursement Requests of $25,000.00 or greater, (b) for the final Disbursement Request for any Reserve Item, or (c) if Lender otherwise reasonably deems an endorsement necessary or advisable).


(h)  ......Payment  of  Lender's  Expenses.  Borrower  shall pay all  reasonable expenses incurred by Lender in processing Borrower's Disbursement Request including, without limitation, any inspection costs (whether performed by Lender or an independent inspector selected by Lender) and reasonable legal fees and expenses.


(i) ......Other  Items Lender Deems  Necessary.  Lender shall have received such other evidence as Lender reasonably requests in connection with its confirmation that each Reserve Item to be paid in connection with the Disbursement Request has been completed or performed in accordance with the terms of this Loan Agreement.


5.02.  ......Waiver of Conditions to Disbursement.  No waiver given by Lender of any condition precedent to disbursement from a Reserve Account shall preclude Lender from requiring that such condition be satisfied prior to making any other disbursement from a Reserve Account.


5.03. ......Direct Payments to Suppliers and Contractors.  Subject to Borrower's
right to contest, as set forth in Section 9.02, Lender, at its option, may make disbursements directly to the supplier or contractor to be paid in connection with the Disbursement Request. Borrower's execution of this Loan Agreement constitutes an irrevocable direction and authorization for Lender to make requested payments directly to the supplier or contractor. Each disbursement so made by Lender shall satisfy Lender's obligation under this Loan Agreement.


5.04. ......Performance of Reserve Items.


(a) ......Performance of Reserve Items. Borrower agrees to commence each Reserve
Item by its required commencement date stated on the applicable Exhibit to this Loan Agreement identifying such Reserve Item and to pursue completion diligently of each Reserve Item on or before its completion date stated on such Exhibit and, in the absence of a commencement date or completion date being specified, when necessary in order to keep the Property in good order and repair and in a good and marketable condition. Borrower shall complete each Reserve Item in a good and workmanlike manner, using only new materials of the same or better quality than that being replaced. All Reserve Items shall be performed in accordance with, and upon completion shall comply with, all Requirements of Law (including without limitation obtaining and maintaining in effect all necessary permits and governmental approvals) and all applicable insurance requirements.


(b) ......Contracts.  Lender shall have the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Reserve Items.


(c) ......Entry onto Property.  In order to perform inspections or, following an
Event of Default, to complete Reserve Items which Borrower has failed to perform, Borrower hereby grants Lender and its agents the right (subject to the rights of tenants in possession), from time to time, to enter onto the Property.


(d) ......Lender Remedy for Failure to Perform. In addition to Lender's remedies following an Event of Default, Borrower acknowledges that Lender shall have the right (but not the obligation) to complete or perform the Reserve Items for which amounts have been reserved under this Loan Agreement and for such purpose, Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid in full and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof): (i) to complete or undertake such work in the name of Borrower; (ii) to proceed under existing contracts or to terminate existing contracts (even where a termination penalty may be incurred) and employ such contractors, subcontractors, watchmen, agents, architects and inspectors as Lender determines necessary or desirable for completion of such work; (iii) to make any additions, changes and corrections to the scope of the work as Lender deems necessary or desirable for timely completion; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property or as may be necessary or desirable for completion of such work;
(v) to execute all applications and certificates in the name of Borrower which may be required to obtain permits and approvals for such work or completion of such work; (vi) to prosecute and defend all actions or proceedings in connection with the repair or improvements to the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of Borrower's obligations under this Loan Agreement. Amounts expended by Lender which exceed amounts held in the Reserve Accounts shall be added to the Maximum Loan Amount, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.


                                   ARTICLE 6
                      LOAN SECURITY AND RELATED OBLIGATIONS


6.01.  ......Security  Instrument and Assignment of Rents and Leases. Payment of
the Loan and performance of the Obligations shall be secured, inter alia, by the Security Instrument and the Assignment of Leases and Rents. Borrower shall execute at closing the Security Instrument and the Assignment of Leases and Rents and abide by its obligations thereunder.


6.02.  ......Assignment  of  Property  Management  Contract.  Borrower  and  the
Property Manager shall execute at closing the Assignment of the Property Management Contract and Subordination of Management Fees and to abide by their respective obligations thereunder.


6.03. ......Assignment of Rate Cap Agreement. Borrower shall execute and deliver on the Closing Date the assignment and consent with respect to the Rate Cap as are contemplated by Section 2.07 of this Loan Agreement and abide by its obligations thereunder.


6.04.  ......Assignment of Operating Agreements.  As security for payment of the
Loan and performance by Borrower of all Obligations, Borrower hereby transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Operating Agreements to Lender for security purposes.


6.05.  ......Pledge  of Property;  Grant of Security  Interest.  As security for payment of the Loan and performance by Borrower of all Obligations, Borrower hereby pledges, assigns, sets over and transfers to Lender, and grants to Lender a continuing security interest in and to: (a) each of the Reserve Accounts and the Operating Account, (b) all funds and monies from time to time deposited or held in each of the Reserve Accounts and the Operating Account, and (c) all interest accrued, if any, with respect to the Reserve Accounts and the Operating Account; provided that Lender shall make disbursements from each of the Reserve Accounts when, as and to the extent required by this Loan Agreement and Borrower may make withdrawals from the Operating Account in accordance with this Loan Agreement. The parties agree that each of the Reserve Accounts and the Operating Account is a "deposit account" within the meaning of Article 9 of the UCC and that this Loan Agreement also constitutes a "security agreement" within the meaning of Article 9 of the UCC. Borrower shall not, without Lender's prior written consent, further pledge, assign, transfer or grant any security interest in any of the Reserve Accounts or in the Operating Account nor permit any Lien to attach thereto, except as may be created in favor of Lender in connection with the Loan.


6.06.  ......Environmental  Indemnity Agreement.  Borrower and Guarantor will be required to execute at closing the Environmental Indemnity and to abide by their obligations thereunder.


6.07. ......Guaranty of Borrower Sponsor.  Guarantor will be required to execute at closing the Guaranty of Exceptions to Nonrecourse Liability and to abide by its obligations thereunder.


6.08. ......Intentionally Omitted.


                                   ARTICLE 7
                       SINGLE PURPOSE ENTITY REQUIREMENTS


7.01.  ......Commitment  to be a Single  Purpose  Entity.  Borrower  represents, warrants and covenants to Lender as follows:


(a) ......Borrower  shall agree, by resolution dated of even date with this Loan
Agreement,  to comply with the Single  Purpose  Entity  provisions  set forth in
Section 7.02 below, and will continue to comply with such Single Purpose Entity provisions in accordance with such resolution at all times until the Loan has been paid in full.


(b) ......SPE  Equity Owner shall agree,  by resolution  dated of even date with this Loan Agreement, to comply with the Single Purpose Entity provisions set forth in Section 7.02 below, and will continue to comply with such Single Purpose Entity provisions in accordance with such resolution at all times until the Loan has been paid in full.


(c)  ......The  Organizational  Chart  attached to this Loan  Agreement is true, complete and correct.


(d)   ......Intentionally Omitted.


(e) ......The "single purpose entity"  provisions  included in the resolution of
Borrower and SPE Equity Owner shall not, without Lender's prior written consent, be amended, rescinded or otherwise revoked until the Loan has been paid in full.


(f) ......Prior to the withdrawal or the  disassociation of the SPE Equity Owner from Borrower, Borrower shall immediately appoint a new general partner whose organizational documents are substantially similar to those of the original SPE Equity Owner and, if an opinion letter pertaining to substantive consolidation was required at closing, deliver a new substantive consolidation opinion letter with respect to the new SPE Equity Owner and its equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred. (The requirements of this subsection shall not be construed to permit a Transfer in violation of Article 10.)


7.02. ......Definition of Single Purpose Entity.


(a) ......Borrower Criteria. With respect to Borrower, a "Single Purpose Entity"
means a corporation, limited partnership or limited liability company which, at all times since its formation and thereafter:


(i) ......has  not and shall not engage in any business or activity,  other than with respect to Borrower, the ownership, operation and maintenance of the Property and activities incidental thereto;


(ii)  ......has  not and shall not,  acquire  or own any assets  other than with respect to Borrower, the Property and such incidental Personal Property as may be necessary for the operation of the Property;


(iii) ......if such entity is a limited partnership, all of its general partners have satisfied and shall satisfy the requirements of Section 7.02(b) below;


(iv)  ......Intentionally Omitted;


(v)   ......Intentionally Omitted;


(vi)  ......has and shall  preserve its  existence as an entity duly  organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization;


(vii) ......has not and shall not merge or consolidate with any other Person;


(viii)...... has not taken, and shall not take, any action to dissolve, wind-up, terminate or liquidate in whole or in part; to sell, transfer or otherwise dispose of all or substantially all of its assets; to change its legal structure; transfer or permit the direct or indirect transfer of any partnership, membership or other Equity Interests, as applicable, other than Permitted Transfers; issue additional partnership, membership or other Equity Interests, as applicable; or seek to accomplish any of the foregoing;


(ix) ......shall  not,  without the unanimous  written consent of all Borrower's partners and the written consent of 100% of the members of the SPE Equity Owner:
(A) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute; (B) seek or consent to the appointment of a receiver, liquidator or any similar official; or (C) make an assignment for the benefit of creditors;


(x) ......shall not amend or restate its organizational documents if such change would adversely impact the requirements set forth in this Section 7.02;


(xi)  ......shall  not own any  subsidiary or make any  investment in, any other
Person;


(xii) ......shall not commingle its assets with the assets of any other Person;


(xiii)......  shall  not  incur  any  debt,  secured  or  unsecured,  direct  or contingent (including, without limitation, guaranteeing any obligation), other than the Loan and customary unsecured trade payables incurred in the ordinary course of owning and operating the Property provided the same are not evidenced by a promissory note, do not exceed, in the aggregate, at any time a maximum amount of five percent (5%) of the outstanding principal amount of the Loan (excluding, however, the amount of any unsecured trade payable which Borrower is contesting pursuant to Section 9.02 (b)) and are paid within sixty (60) days of the date incurred;


(xiv)  ......shall  maintain  its  records,  books of  account,  bank  accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person;


(xv) ......excepting any Property Management Agreement with a Borrower Affiliate approved by Lender, shall only enter into any contract or agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or Guarantor, or any general partner, member, principal or Affiliate thereof, upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties;


(xvi)  ......shall  not  maintain  its  assets in such a manner  that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;


(xvii)......  shall not assume or guaranty the debts of any other  Person,  hold itself out to be responsible for the debts of another Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;


(xviii).....      shall not make any loans or advances to any other Person;


(xix) ......  shall file its own tax returns as required under federal and state law;


(xx)  ......shall  hold itself out to the public as a legal entity  separate and distinct from any other Person and conduct its business solely in its own name and shall correct any known misunderstanding regarding its separate identity;


(xxi)  ......shall   maintain  adequate  capital  for  the  normal   obligations
reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;


(xxii)......      shall   allocate   shared   expenses   (including,   without
limitation, shared office space);


(xxiii).....  shall  pay (or  cause  the  Property  Manager  to pay on behalf of
Borrower  from  Borrower's  funds)  its  own  liabilities  (including,   without
limitation, salaries of its own employees) from its own funds; and


(xxiv)......  shall not  acquire  obligations  or  securities  of its  partners, members or shareholders, as applicable.


(b) ......SPE Equity Owner Criteria. With respect to SPE Equity Owner, a "Single
Purpose Entity" means a limited liability company which, at all times since its formation and thereafter complies in its own right with each of the requirements contained in Section 7.02(a)(iv) - (xxiv), except that:


(i)  ......with  respect to Section  7.02(a)(i)  the SPE Equity  Owner shall not engage in any business or activity other than being the sole general partner of the Borrower and owning its Equity Interest in Borrower;


(ii) ......with respect to Section 7.02(a)(ii), the SPE Equity Owner has not and
shall not acquire or own any assets other than its Equity Interest in Borrower; and


(iii) ......with  respect to Section  7.02(a)(xiii) the SPE Equity Owner has not and shall not incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation).


                                   ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES


      Borrower represents and warrants to Lender that, as of the Closing Date:

8.01.  ......Organization;  Legal Status.  Borrower and the SPE Equity Owner are
duly organized, validly existing and in good standing under the laws of its state of formation and Borrower; (a) is duly qualified to transact business and is in good standing in the state where the Property is located; and (b) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate and lease the Property and otherwise carry on its business as now conducted and proposed to be conducted. Borrower's correct legal name is set forth on the first page of this Loan Agreement. Borrower is a "registered organization" within the meaning of the UCC and Borrower's organization identification number issued by its state of organization is correctly stated on the signature page to this Loan Agreement.


8.02. ......Power;  Authorization;  Enforceable  Obligations.  Borrower has full power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents. Borrower has taken all necessary action to authorize the borrowing of the Loan on the terms and conditions of this Loan Agreement and the other Loan Documents, and Borrower has taken all necessary action to authorize the execution and delivery of its performance under the Loan Documents. The officer or representative of Borrower signing the Loan Documents has been duly authorized and empowered to do so. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.


8.03.  ......No  Legal  Conflicts.  The  borrowing  of the Loan  and  Borrower's execution, delivery and performance of its obligations under the Loan Documents will not: (a) violate, conflict with, result in a default (following notice and/or expiration of the related grace/cure period without cure or both, as applicable) under any agreement or other instrument to which Borrower is a party or by which the Property may be bound or affected, or any Requirements of Law (including, without limitation, usury laws); (b) result in the creation or imposition of any Lien whatsoever upon any of its assets, except the Liens created by the Loan Documents; nor (c) to the best of Borrower's knowledge, require any authorization or consent from, or any filing with, any Governmental Authority (except for the recordation of the Security Instrument in the appropriate land records in the state where the Property is located and UCC filings relating to the security interest created hereby and by the Security Instrument which are necessary to perfect Lender's security interest in the Property).


8.04.  ......No  Litigation.  No action,  suit, or proceeding or  investigation, judicial, administrative or otherwise (including, without limitation, any reorganization, bankruptcy, insolvency or similar proceeding) currently is pending or, to the best of Borrower's knowledge, threatened or contemplated against or affecting Borrower, SPE Equity Owner, any Guarantor or the Property that has not been disclosed by Borrower in writing to Lender and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.


8.05. ......Business Purpose of Loan. Borrower will use the proceeds of the Loan solely for the purpose of carrying on a business or commercial enterprise and not for personal, family or household purposes.


8.06.  ......Warranty of Title.  Borrower has good, marketable and insurable fee simple title of record to the Property, free and clear of all Liens whatsoever except for the Permitted Encumbrances. The Security Instrument and Assignment of Leases and Rents, when properly recorded in the appropriate recording office, together with the UCC financing statements required to be filed in connection therewith, will create (a) a valid, first priority, perfected lien on the Property subject only to Permitted Encumbrances; and (b) perfected security interests in and to, and perfected assignments as collateral of, all Personal Property (including, without limitation, the Leases), all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances. None of the Permitted Encumbrances, individually or in the aggregate: (a) materially interfere with the benefits of the security intended to be provided by the Security Instrument, (b) materially and adversely affect the value of the Property, or (c) materially and adversely impair the use and operations of the Property. Borrower owns or has rights in all collateral given as security for the Loan, free and clear of any and all Liens except for the Liens created in favor of Lender in connection with the Loan. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the Liens created in favor of Lender in connection with the Loan and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.


8.07. ......Condition of the Property. With the exception of the items listed as
Immediate Repairs, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements (including, without limitation, the heating and air conditioning systems, the electrical systems, plumbing systems, and all liquid and solid waste disposal, septic and sewer systems) are in good working order and condition and in compliance with all Requirements of Law. The Property is free from damage caused by fire or other casualty.


8.08. ......No Condemnation.  No Condemnation  proceeding has been commenced or, to the best of Borrower's knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.


8.09.  ......Requirements  of Law. The Property and its present and contemplated use and occupancy are in full compliance with all Requirements of Law.


8.10.  ......Operating  Permits.  Borrower has obtained all  licenses,  permits, registrations, certificates and other approvals, governmental and otherwise (including, without limitation, zoning, building code, land use and environmental), necessary for the use, occupancy and operation of the Property and the conduct of its business thereat, all of which are in full force and effect as of the date hereof. No event or condition currently exists which could result in the revocation, suspension, or forfeiture thereof.


8.11.  ......Separate  Tax Lot.  The  Property is  assessed  for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of the Property.

8.12.  ......Flood  Zone.  Except as  otherwise  disclosed  on the survey of the
Property provided to Lender in connection with the Loan, no portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto, as an area having special flood hazards.


8.13.  ......Adequate  Utilities.  The  Property  is  adequately  served  by all utilities required for the current or contemplated use thereof. All water and sewer systems are provided to the Property by public utilities, and the Property has accepted or is equipped to accept such utility services.


8.14.  ......Public Access. All public roads and streets necessary for access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather, and are physically and legally open for use by the public.


8.15.  ......Boundaries.  Except as may be otherwise  disclosed on the survey of the Property delivered to Lender, all of the Improvements lie wholly within the boundaries and building restriction lines of the Property, and no easements or other encumbrances affecting the Property (including, without limitation, the Permitted Encumbrances) encroach upon any of the Improvements. Except as shown on the survey of the Property, no improvements on adjacent properties encroach upon the Property.


8.16.  ......Mechanic  Liens. No mechanics',  materialmen's  or similar liens or claims have been, or may be, filed for work, labor or materials affecting the Property which are or may be Liens prior, equal or subordinate to the Security Instrument. Borrower shall have the right to contest any such lien or claim as, and to the extent, set forth in Section 9.02(b).


8.17.  ......Assessments.  No unpaid  assessments  for  public  improvements  or assessments otherwise affecting the Property currently exist or, to the best of Borrower's knowledge, are pending, nor, to the best of Borrower's knowledge, will the Immediate Repairs or any other improvements contemplated to the Property result in any such assessments.


8.18.  ......Insurance.  Borrower  has  obtained  and  delivered  to Lender  all insurance  policies  Lender has  required  pursuant to Section 9.03 of this Loan
Agreement, with all Insurance Premiums prepaid thereunder, reflecting the insurance coverage, amounts and other requirements set forth in this Loan Agreement. No claims have been made under any of such insurance policies, and no party, including Borrower, has done, by act or omission, anything which would impair the coverage of any of such insurance policies.


8.19.  ......Leases.  With respect to the Leases: (a) the Rent Roll certified by
Borrower dated as of the Closing Date is true, complete and correct and the Property is not subject to Leases other than the Leases identified on such Rent Roll; (b) Borrower has delivered to Lender the standard form of lease used with respect to the Property; (c) Borrower is the sole owner of the entire lessor's interest in the Leases and has not assigned, pledged or otherwise transferred the Rents reserved in the Leases (except to Lender); (d) all of the Leases are bona fide, arms-length agreements with tenants unrelated to Borrower; (e) none of the Rents have been collected for more than one (1) month in advance (and for such purpose, a security deposit or last month's rent shall not be deemed rent collected in advance); (f) all security deposits reflected on the Rent Roll have been collected and are being held by Borrower in the full amount reported on the Rent Roll; (g) all work to be performed by Borrower under each Lease has been performed as required and has been accepted unconditionally by the applicable tenant; (h) no offsets or defenses exist in favor of any tenant to the payment of any portion of the Rents and Borrower has no monetary obligation to any tenant under any Lease; (i) Borrower has not received notice from any tenant challenging the validity or enforceability of any Lease; (j) all payments due from tenants under the Leases are current, except as disclosed on the Rent Roll;
(k) to Borrower's knowledge, no tenant under any Lease is in default thereunder, except with respect to any past due rents disclosed on the Rent Roll, or is a debtor in any bankruptcy, reorganization, insolvency or similar proceeding, or has demonstrated a history of payment problems which suggest financial difficulty; (l) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; and (m) no brokerage commissions, finders fees or similar payment obligations are due and unpaid by Borrower or any Affiliate of Borrower regarding any Lease which have not been disclosed in writing to Lender.


8.20.  ......Management Agreement. No change in the Property Manager or Property
Management Contract has occurred since the date of the most recent information submitted to Lender with respect thereto, other than has been disclosed in writing to Lender.


8.21. ......Financial Condition.  Borrower currently is solvent and has received reasonably equivalent value for its granting of the Liens in favor of Lender in connection with the Loan. No change has occurred in the financial condition of Borrower, SPE Equity Owner, Guarantor, or any of their respective constituent equity owners, general partners or managing members which would have a Material Adverse Effect, since the date of the most recent financial statements submitted to Lender with respect to each such party, other than has been disclosed in writing to Lender.


8.22. ......Taxes.  Borrower and SPE Equity Owner have filed all federal, state, county, municipal, and city income tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.


8.23.  ......No  Foreign Person.  Borrower is not a "foreign  person" within the meaning of ss.1445(f)(3) of the Tax Code.


8.24.  ......Federal  Regulations.  Borrower  is not engaged nor will it engage, principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G.


8.25.  ......Investment  Company  Act;  Other  Regulations.  Borrower  is not an
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 and the regulations issued thereunder, each as amended. Borrower is not subject to regulations under any federal or state statute or regulation which limits its ability to incur indebtedness.


8.26.  ......ERISA.  (a)  Borrower is not and will not be an  "employee  benefit plan," as defined in ss.3(3) of ERISA, subject to Title I of ERISA, (b) none of the assets of Borrower constitute or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. ss.2510.3-101, (c) Borrower is not and will not be a "governmental plan" within the meaning of ss.3(3) of ERISA, and (d) transactions by or with Borrower are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.


8.27.  ......No  Illegal Activity as Source of Funds. No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity.


8.28.  ......Compliance with Anti-Terrorism,  Embargo,  Sanctions and Anti-Money
Laundering Laws. Borrower, SPE Equity Owner, each Guarantor, the Property Manager, and to the best of Borrower's knowledge, after having made reasonable inquiry (a) each Person owning an interest of 20% or more in Borrower, SPE Equity Owner, a Guarantor, or the Property Manager (if the Property Manager is an Affiliate of Borrower) and (b) each commercial tenant at the Property, if any: (i) is not currently identified on OFAC List, and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Borrower agrees to confirm this representation and warranty in writing on an annual basis if requested by Lender to do so.


8.29.  ......Brokers  and  Financial  Advisors.  Borrower has not dealt with any financial advisor, broker, underwriter, placement agent or finder in connection with the transaction contemplated by this Loan Agreement who may be owed a commission or other compensation which Borrower will not have paid in full as of the Closing Date.


8.30.  ......Equity  Contribution.  As of the Closing Date , the aggregate  cash equity investment in Borrower is not less than $3,200,000.00. Lender's funding of the Loan shall be deemed evidence of approval of such amount.


8.31. ......Complete  Disclosure; No Change in Facts or Circumstances.  Borrower
has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially inaccurate, incomplete or misleading. All information provided in or supplied with the application for Loan, or in satisfaction of the terms thereof, remains true, complete and correct in all material respects, and no adverse change in any condition or fact has occurred that would make any of such information materially inaccurate, incomplete or misleading.


8.32.  ......Survival.  The  representations  and  warranties  contained in this
Article 8 survive for so long as the Loan remains payable and any Obligation remains to be performed.


                                    ARTICLE 9
                               BORROWER COVENANTS


9.01. ......Payment of Debt and Performance of Obligations. Borrower shall fully and punctually pay the Loan and perform the Obligations when and as required by the Loan Documents. Borrower may not prepay the Loan except in strict accordance with this Loan Agreement.


9.02. ......Payment of Taxes and Other Lienable Charges.


(a) ......Payment Obligation.  Except to the extent sums sufficient to pay Taxes or Other Charges are deposited with Lender in accordance with this Loan Agreement and Lender pays the same, Borrower shall promptly and fully pay by their due date all Taxes and Other Charges now or hereafter assessed or charged against the Property as they become due and payable. Borrower shall promptly cause to be paid and discharged any Lien which may be or become a Lien against the Property (including, without limitation, mechanic's or materialman's liens). Except to the extent sums sufficient to pay Taxes or Other Charges have been deposited with Lender in accordance with this Loan Agreement, Borrower shall furnish to Lender, upon request, evidence satisfactory to Lender that all Taxes and Other Charges have been paid and are not delinquent.


(b) ......Right to Contest.  After prior written notice to Lender,  Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges (for purposes of this Section 9.02(b), "Other Charges" shall be deemed to include mechanics' and materialman's liens and trade payables), provided that: (i) no Event of Default exists; (ii) such proceeding suspends the collection of such Taxes or Other Charges and the Property will not be in danger of being sold for such unpaid Taxes or Other Charges, or Borrower has paid all of such Taxes or Other Charges under protest; (iii) such proceeding is permitted under and is conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and does not constitute a default thereunder; (iv) if Borrower has not paid the disputed amounts in full under protest, Borrower shall deposit with Lender (or a court or other Governmental Authority as/if applicable) cash (or other security as may be approved, in writing, by Lender) in an amount Lender deems sufficient to insure the payment of any such Taxes or Other Charges together with interest and penalties thereon, if any, provided that after a Securitization, one hundred twenty-five percent (125%) of the contested amount (plus anticipated penalty and interest) shall be deposited with Lender; (v) Borrower furnishes to Lender all other items reasonably requested by Lender; and (vi) upon a final determination thereof, Borrower promptly pays the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith. Lender may pay over any security held by Lender pursuant to this Section to the claimant entitled thereto at any time when, in Lender's judgment, the entitlement of such claimant is established, and, to the extent the security posted by Borrower with Lender is insufficient to pay the full amount due (including, without limitation, any penalties or interest thereon), Borrower shall be liable for the deficiency. If Lender pays the deficiency (which Lender shall not be obligated to do), the amount paid by Lender shall be added to principal, shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.


9.03. ......Insurance.


(a)  ......Insurance  Required  During the Loan Term.  Borrower,  at  Borrower's
expense, shall obtain and maintain during the term of the Loan such insurance coverage (including, without limitation, type, minimum coverage amount, maximum deductible and acceptable exclusions) for Borrower and the Property as Lender deems reasonably necessary considering, among other things, the location and occupancy of the Property and all uses of the Property. Lender reserves the right to periodically review the insurance coverage Lender has required (types, minimum coverage amounts and maximum deductibles) and to increase or otherwise change the required coverage should Lender deem an increase or change to be reasonably necessary under then existing circumstances. Without limiting Lender's rights hereunder in any respect, it shall be deemed reasonable for Lender to require no less coverage than the coverage Lender required to be in place on the Closing Date. Subject to the foregoing, Lender shall require the following insurance coverage to be effective during the term of the Loan, coverage amounts and deductibles to be acceptable to Lender:


(i)  ......Property  Insurance.  Casualty  insurance  must be maintained for the
Improvements and all Personal Property insuring against any peril now or hereafter included within the classification "all risks of physical loss" and in an amount at all times sufficient to prevent Borrower or Lender from becoming a co-insurer within the terms of the applicable policies but in any event at all times equal to the full replacement cost (as reasonably determined and adjusted from time to time by Lender) of the Improvements and Personal Property (without taking into account any depreciation and exclusive of excavations, footings and foundations, landscaping and paving), without any exclusions for windstorms. Where any part of the Improvements constitutes a legal non-conforming use under the Requirements of Law, such insurance must include "Ordinance of Law Coverage," with "Time Element," "Loss to the Undamaged Portion of the Building," "Demolition Cost" and "Increased Cost of Construction" endorsements, in the amount of coverage requested by Lender. The policy must name Lender as an insured mortgagee under a standard mortgagee clause. The deductible shall not exceed $10,000.00.


(ii) ......Insurance against Acts of Terrorism.  The insurance coverage provided under Section 9.03(a) in effect as of the Closing Date and during the Loan term must also insure against loss or damage resulting from acts of terrorism or comparable coverage acceptable to Lender in its discretion. The deductible shall not exceed $10,000.00.


(iii)  ......Boiler  and  Machinery  Insurance.  Broad form boiler and machinery insurance (without exclusion for explosion) and systems breakdown coverage must be maintained, covering all steam boilers, pipes, turbines, engines or other pressure vessels, electrical machinery, HVAC equipment, refrigeration equipment and other similar mechanical equipment located in, on or about the Property in such amount per accident equal to the full replacement cost thereof (as reasonably determined and adjusted from time to time by Lender) and also providing coverage against loss of occupancy or use arising from any breakdown thereof. The policy must name Lender as an insured under a standard joint loss clause and provide that all proceeds are to be paid to Lender.


(iv) ......Flood Insurance. Flood insurance must be maintained if any portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto as a 100-year flood zone or special hazard area. The required coverage amount shall be the maximum allowable per building under the then-current guidelines published by the Federal Emergency Management Agency or any successor thereto. Such coverage may need to be purchased through excess carriers if the required coverage exceeds the maximum insurance available for the Property under the then-current guidelines published by the Federal Emergency Management Agency or any successor thereto. The policy must name Lender as an insured mortgagee under a standard mortgagee clause.


(v)  ......Business  Interruption.   Business  interruption  insurance  must  be
maintained in an amount sufficient to provide the lost rental income for the Property for a period of not less than 1 year from the date of Casualty, with a 6 month extended period of indemnity. For purposes of this coverage, "rental income" means the sum of (A) the total, then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other payments to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during the period that any portion of the Property cannot be occupied as a result of the Casualty. The policy must name Lender as a loss payee and provide that all proceeds are to be paid to Lender.


(vi) ......Liability Insurance.  Commercial general liability insurance coverage must be maintained, covering bodily injury or death and property damage, including all legal liability to the extent insurable and all court costs, legal fees and expenses, arising out of, or connected with, the possession, use, leasing, operation, maintenance or condition of the Property in such amounts generally required by institutional lenders for properties comparable to the Property but in no event for a combined single limit of less than $2 million and $1 million per occurrence. The required coverage must provide for claims to be made on an occurrence basis. The policy must name Lender as an additional insured. The insurance coverage required under this subsection (vi) may be satisfied by a layering of Commercial General Liability, Umbrella and Excess Liability Policies, but in no event will the Commercial General Liability policy be written for an amount less than $1,000,000 per occurrences and $2,000,000 aggregate for bodily injury and property damage liability. Lender may require umbrella coverage which will be evaluated on a case by case basis.


(vii) ......Workers'  Compensation  Insurance.  Workers' compensation  insurance must be maintained with respect to all employees employed at the Property, in compliance with the laws of the state in which the Property is located.


(viii)......  Earthquake  Insurance.  If  the  Property  is  located  in a  high earthquake hazard area, earthquake must be maintained in form, amount and with deductibles satisfactory to Lender.


(ix) ......Other  Coverage.  Without limiting Lender's rights under this Section
9.03(a), Lender may also require Borrower to maintain builder's risk insurance during any period of construction, renovation or alteration of the Improvements, motor vehicles liability insurance in connection with all owned or non-owned motor vehicles used in connection with the management or maintenance of the Property, "dram shop" or similar coverage if alcoholic beverages are sold at the Property, fidelity bond coverage for employees handling Rents and other income from the Property, environmental insurance, sinkhole coverage and other insurance with respect to the Property or on any replacements or substitutions thereof or additions thereto against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.


(b)  ......Qualified  Insurers;  Lender's Consent.  All insurance must be issued under valid and enforceable policies of insurance acceptable to Lender and issued by one or more domestic primary insurers authorized to issue insurance in the state in which the Property is located. Each insurer must have a minimum investment grade rating of "A" or better from S & P and/or equivalent ratings from one or more comparable credit rating agencies acceptable to Lender. Lender's approval of insurance coverage at any time is not a representation or warranty concerning the sufficiency of any coverage or the solvency of any insurer, and Lender shall not be responsible for, nor incur any liability for, the insolvency of the insurer or other failure of the insurer to perform.


(c) ......Policy Requirements.  All policies must be for a term of not less than a year and name  Lender as a  beneficiary  of such  coverage as provided in this
Section 9.03 or otherwise  identified by Lender.  Each policy must also contain:
(i) an endorsement or provision that permits recovery by Lender notwithstanding the negligent or willful acts or omission of Borrower; (ii) a waiver of subrogation endorsement as to Lender to the extent available at commercially reasonable rates; (iii) a provision that prohibits cancellation or termination before the expiration date, denial of coverage upon renewal, or material modification without at least thirty (30) days prior written notice to Lender in each instance; and (iv) effective waivers by the insurer of all claims for Insurance Premiums against Lender. If the required insurance coverage is to be provided under a blanket policy covering the Property and other properties and assets not part of the Property, such blanket policy must specify the portion of the total coverage that is allocated to the Property and any sublimit in such blanket policy which is applicable to the Property and shall otherwise comply in all respects with the requirements of this Section 9.03.



(d)  ......Evidence  of Insurance.  Borrower must deliver to Lender on or before the Closing Date either (i) the original of each insurance policy required hereunder, (ii) a copy of each original policy certified by the insurance agent to be a true, correct and complete copy of the original; (iii) the insurance binder (Acord Form 25S provided by the insurance carrier) (as well as proof of payment of the premium for the first year); (iv) a certificate of insurance (Acord Form 28 provided by the insurance agent or, where form Acord Form 28 is not available, a certificate of insurance confirms the same rights as are confirmed by form Acord Form 28), (v) an original letter from the insurance carrier on the primary layer, signed by an officer of such carrier, attaching the form of insurance policy pursuant to which coverage will be provided (and, if applicable, an original letter from each insurance carrier on the excess layers, signed by an officer of each such carrier, agreeing that it is bound to the form of insurance policy delivered by the primary carrier (i.e., agreeing to "follow form" to the primary carrier); and (A) each such letter must set forth the date by which the policy will be delivered to the Lender, which must not be more than sixty (60) days following closing and (B) include as attachments all mortgagee/loss payee/additional insured endorsements. Evidence of the required coverage for the first year of the Loan (as well as proof of payment of the first year's premium) must be delivered to Lender on or before the Closing Date and thereafter not less than thirty (30) days prior to the expiration date of each policy.



(e) ......Lender's Right to Obtain Insurance for Borrower.  If Borrower fails to deliver to Lender the evidence of insurance coverage required by this Loan Agreement and does not cure such deficiency within ten (10) days after Lender's notice of nondelivery, an Event of Default shall be deemed to have occurred (without further cure period or notice) and Lender may procure such insurance at Borrower's expense, without prejudice to Lender's rights upon an Event of Default. All amounts advanced by Lender to procure the required insurance shall be added to principal, secured by the Security Instrument and bear interest at the Default Rate. Lender shall not be responsible for, nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after Borrower's failure to furnish such insurance.


(f)  ......Additional  Insurance.  Borrower  shall not obtain  insurance for the
Property in addition to that required by Lender without Lender's prior written consent, which consent will not be unreasonably withheld provided that (i) Lender is named insured on such insurance, (ii) Lender receives evidence of such insurance as required by subsection (d) above, and (iii) such insurance complies with all of the applicable requirements set forth in this Loan Agreement.


9.04.  ......Obligations  upon Condemnation or Casualty. If the Property, or any portion thereof, shall be damaged or destroyed by a Casualty or become subject to any Condemnation, the following shall apply:


(a)  ......Generally.  Borrower shall promptly notify Lender, in writing, of any actual or threatened Condemnation or of any Casualty that damages or renders unusable the Property or any part thereof and, except as otherwise provided below, shall promptly and diligently pursue Borrower's claim for a Condemnation award or insurance proceeds, as applicable. Borrower shall not make any agreement in lieu of Condemnation or accept any Condemnation award without Lender's prior written consent. Borrower shall not accept any settlement of insurance proceeds with respect to a Casualty without Lender's prior written consent. If requested by Lender, Borrower agrees to provide copies to Lender of all notices or filings made or received by Borrower in connection with the Casualty or Condemnation or with respect to collection of the insurance proceeds or Condemnation award, as applicable. Notwithstanding that a Casualty or Condemnation has occurred, or that rights to a Condemnation award or insurance proceeds are pending, Borrower shall continue to pay the Loan at the time and in the manner provided in this Loan Agreement.


(b)  ......Lender  Right to Pursue  Claim.  Borrower  hereby  grants  Lender the authority, at Lender's option, either: (i) to settle and adjust any claim arising with respect to the Casualty or Condemnation without Borrower's consent, or (ii) to allow Borrower to settle and adjust such claim; provided that, in either case, the insurance proceeds or Condemnation award, as applicable, is paid directly to Lender. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to endorse any agreements, instruments or drafts received in connection with a Casualty or Condemnation. If any portion of the insurance proceeds or Condemnation award, as applicable, should be paid directly to Borrower, Borrower shall be deemed to hold such amounts in trust for Lender and shall promptly remit such amounts to Lender. If the Property is sold, through foreclosure or otherwise, prior to the receipt of the Condemnation award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the proceeds of such sale in an amount sufficient to pay the Loan in full. All expenses incurred by Lender in the settlement and collection of amounts paid with respect to a Casualty or Condemnation (including, without limitation, reasonable legal fees and expenses) shall be deducted and reimbursed to Lender from the insurance proceeds or Condemnation award, as applicable, prior to any other application thereof. The insurance proceeds or Condemnation award paid or payable on account of a Casualty or Condemnation, as applicable (including all business interruption insurance proceeds paid as a result of such Casualty or Condemnation), less expenses to be reimbursed to Lender hereunder, is referred to herein as the "Restoration Proceeds."


(c) ......Application of Restoration Proceeds;  Restoration Obligations.  Except
as specifically hereafter provided in subsection (d) below, Lender may, in its sole discretion, either (i) apply the Restoration Proceeds to payment of the Loan, whether or not then due and payable, or (ii) hold and release the Restoration Proceeds to Borrower (A) for the costs of Restoration undertaken by Borrower in accordance with this Loan Agreement and (B) to cover any shortfall in Operating Income as a result of such Casualty or Condemnation that is necessary to pay in full the debt service payments due from Borrower on each Payment Due Date and other Operating Expenses falling due during the period until Restoration is completed; provided, however, that Lender shall have no obligation to release Restoration Proceeds to fund amounts contemplated by clause (B) unless (1) Lender is satisfied that Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration and (2) all Operating Expenses to be funded with Restoration Proceeds are approved by Lender. If Lender applies Restoration Proceeds to payment of the Loan and the Loan is still outstanding, interest will continue to accrue and be due on the unpaid principal at the Applicable Interest Rate. If Lender makes the
Restoration Proceeds available to Borrower for Restoration, Borrower shall diligently pursue Restoration so as to restore the Property to at least equal value and substantially the same character as existed immediately prior to such Casualty or Condemnation. All plans and specifications for the Restoration and all contractors, subcontractors and materialmen to be engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to Lender's prior review and approval. Lender may engage, at Borrower's expense, an independent engineer or inspector to assist Lender in its review of the approvals requested of Lender in connection with the Restoration and to periodically inspect the Restoration in progress and upon substantial completion.


(d) ......Condition to Release of Restoration  Proceeds for Restoration.  Lender
agrees to make the Restoration Proceeds available to Borrower for Restoration as long as:


(i)  ......The  Restoration  Proceeds  recovered  are less than the  outstanding principal balance of the Loan.



(ii) ......No Event of Default exists.


(iii) ......Borrower  demonstrates to Lender's satisfaction that the Restoration
Proceeds are sufficient to pay in full the estimated cost to complete Restoration and any shortfalls in Operating Income as a result of such Casualty or Condemnation that are anticipated until Restoration is substantially completed, or, if the Restoration Proceeds are determined by Lender to be insufficient to pay such costs in full, Borrower deposits with Lender, in cash or by a cash equivalent acceptable to Lender, the additional amount estimated by Lender to be necessary to pay the full cost of Restoration ("Restoration Deficiency Deposit").


(iv)  ......The  Casualty or  Condemnation  has not  occurred in the twelve (12)
months prior to the Maturity Date (without taking into consideration any unexercised extension).


(v)  ......Restoration can be completed not later than the earlier of (A) twelve
(12) months from the date the Casualty or Condemnation occurred, (B) the earliest date by which completion is required under the Requirements of Law to preserve the right to rebuild the Improvements as they existed prior to the
Casualty or Condemnation or (C) the expiration of Borrower's business interruption insurance.


(vi) ......If a  Condemnation  has occurred,  less than 10% of the Land is taken and the land taken is along the perimeter or periphery of the Land, and no portion of the Improvements are taken.


(vii) ......If a Casualty has occurred, less than 25% of the total floor area of the Improvements is damaged or rendered unusable by the Casualty and Borrower demonstrates to Lender's satisfaction that a reasonable means of access exists to the Property and within the Improvements unaffected by the Casualty.


(viii)......   Borrower   demonstrates  to  Lender's   satisfaction  that,  upon
completion of Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all Operating Expenses of the Property, including, without limitation, supporting a Debt Service Coverage Ratio at least equal to, or greater than, the greater of (A) the Debt Service Coverage Ratio existing as of the Closing Date, or (B) the Debt Service Coverage Ratio which existed as of the date immediately preceding such Casualty or Condemnation.


(ix) ......The  Property and its use after  completion of Restoration will be in compliance with, and permitted under, all Requirements of Law.


(e) ......Disbursement Procedure;  Holdback. If the Restoration Proceeds will be made available by Lender to Borrower for Restoration and the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this Subsection (e)) is less than $250,000, Lender shall disburse the entire amount of the Restoration Proceeds to Borrower, and Borrower hereby covenants and agrees to use the Restoration Proceeds solely for Restoration performed in accordance with this Loan Agreement. If, however, the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this Subsection (e)) is more than $250,000, Lender may retain the Restoration Proceeds in an interest bearing escrow account and make periodic disbursements to Borrower as follows:


(i)   ......Disbursements for Restoration.


(A) ......Lender will disburse Restoration Proceeds for the costs of Restoration to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (1) all materials installed and work and labor performed in connection with the Restoration have been paid in full (except to the extent that they are to be paid out of the requested disbursement), and (2) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other Liens of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or, in the alternative, fully insured to Lender's reasonable satisfaction by the title company insuring the Lien of the Security Instrument.


(B)   ......Lender may limit disbursements to not more than one (1) per month.


(C) ......Lender may hold-back from each requested  disbursement an amount equal to the amount which Borrower is permitted to withhold under its contract with the contractor or supplier to be paid with the proceeds of such disbursement (either, a "Restoration Holdback"). Amounts held as the Restoration Holdback shall be disbursed once: (1) Lender receives satisfactory evidence that Restoration has been fully completed in accordance with all Requirements of Law;
(2) Lender receives satisfactory evidence that all Restoration costs have been paid in full or will be fully paid from the remaining Restoration Proceeds and the Restoration Holdback; and (3) Lender receives, at Lender's option, a search of title to the Property, effective as of the date on which the Restoration Holdback is to be disbursed, showing no Liens other than the Permitted Encumbrances or an endorsement to its Title Insurance Policy which updates the effective date of such policy to the date on which the Restoration Holdback is to be disbursed and which shows no Liens since the date of recordation of the Security Instrument (other than the Permitted Encumbrances).


(D)  ......Notwithstanding  subsection  (C) above,  Lender may release  from the
Restoration Holdback payments to a contractor or supplier if: (1) Lender receives satisfactory evidence that such contractor has satisfactorily completed its contract with Borrower; (2) such contractor or supplier delivers to Lender an acceptable written waiver of its mechanic's lien, in recordable form; and (3) Borrower provides written consent from the surety company, if any, which has issued a payment or performance bond with respect to such contractor or supplier.


(ii)  ......Disbursements  for  Shortfalls  in Operating  Income.  Provided that
Lender determines that the Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration, Lender will disburse Restoration Proceeds not reserved for Restoration to pay the shortfall in Operating Income necessary to pay (A) first, the debt service payments due from Borrower on each Payment Due Date falling due from the date of the Casualty or Condemnation through the date on which Restoration is substantially completed and (B) then, any Operating Expenses approved by Lender. Lender may require satisfactory evidence that Operating Expenses to be paid have been incurred and may issue payments directly to the Person entitled to the payment claimed as an Operating Expense.


(iii) ......Restoration Proceeds Deemed Insufficient.  If, in Lender's judgment, at any time during Restoration, the undisbursed portion of the Restoration Proceeds shall not be sufficient to pay the costs remaining for Restoration to be completed or to pay any shortfall in Operating Income needed to pay in full Borrower's debt service payments on the Loan and Operating Expenses anticipated to be incurred during the period of Restoration, Borrower shall deposit the deficiency with Lender, in cash or by a cash equivalent acceptable to Lender (also called a "Restoration Deficiency Deposit"), within ten (10) days after Lender's notice of such deficiency, and no further disbursement of the Restoration Proceeds will be made until such funds are deposited. Amounts held by Lender as the Restoration Deficiency Deposit shall be disbursed in accordance with this Section 9.04.


(iv)  ......Consequence  of Event of Default.  Lender  shall not be obligated to disburse Restoration Proceeds or amounts from the Restoration Holdback when an Event of Default exists, and upon the occurrence of an Event of Default, any undisbursed portion of the Restoration Proceeds (including the Restoration Deficiency Deposit and the Restoration Holdback) may, at Lender's option, be applied against the Loan, whether or not then due or accelerated, in such order and manner as Lender determines.


(v)  ......Surplus  Restoration  Proceeds  After  Restoration  Completion.   Any
Restoration Proceeds remaining after full payment of Restoration costs and unpaid expenses due to Lender for which Lender is permitted reimbursement under this Section 9.04 shall be released to Borrower provided no Event of Default exists, and Borrower delivers evidence satisfactory to Lender that (i) Restoration has been fully completed in accordance with all Requirements of Law and (ii) the Property is free and clear of all Liens which may be asserted with respect to the Restoration.


9.05.  ......Inspections and Right of Entry. Subject to the rights of tenants in possession, Lender and its agents may enter the Property upon prior notice to Borrower (notice to be given unless an Event of Default or an emergency exists, as determined by Lender in good faith) to inspect the Property and Borrower's books and records relating to the Property. In making such entry and inspection, Lender agrees to use reasonable efforts to minimize disturbance to Borrower and tenants of the Property. Lender and its agents shall have access (subject to the rights of tenants in possession), at all reasonable times, to the Property, including, without limitation, all contracts, plans and specifications, permits, licenses and approvals required or obtained in connection with the Property.


9.06. ......Leases and Rents.


(a) ......Right to Enter into New Leases. Borrower may enter into new Leases for space at the Property and renew or extend existing Leases without Lender's prior written consent provided that each such Lease: (i) is documented using, and does not materially deviate from, the Standard Lease Form; (ii) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed (unless in the case of a renewal or extension, the rent payable during such renewal term, or a formula or other method to compute such rent, has been specified in the original Lease); (iii) is an arms-length transaction with a tenant that is not an Affiliate of Borrower; (iv) will not have a Material Adverse Effect on the value of the Property taken as a whole; and (v) is subordinate to the Security Instrument (other than with respect to residential leases). All proposed Leases that do not satisfy the requirements set forth in this Section require Lender's prior written approval at Borrower's expense (including reasonable legal fees and expenses). Borrower shall promptly deliver to Lender a copy of each Lease (other than a residential lease) entered into after the Closing Date, together with written certification from a Responsible Officer which confirms that (x) the copy delivered is a true, complete and correct copy of such Lease and (y) Borrower has satisfied all conditions of this Section. Lender's acceptance of Borrower's certification or a copy of any Lease shall not be deemed a waiver of the requirements of this Section if the Lease is not in compliance herewith.


(b) ......Leasing  Decisions.  Provided no Event of Default exists and except as otherwise provided in this Subsection, Borrower may, without Lender's prior written consent: (i) amend or supplement any Lease or waive any term thereof (including, without limitation, shortening the lease term, reducing rents, granting rent abatements, or accepting a surrender of all or any portion of the leased space); (ii) cancel or terminate any Lease; or (iii) consent to a tenant's assignment of its Lease or subleasing of space; provided that none of the foregoing actions (taking into account the planned alternative use of the affected space in the case of termination, rent reduction, surrender of space or shortening of term) will have a Material Adverse Effect on the value of the Property taken as a whole and such Lease, as amended, supplemented or waived, is otherwise in compliance with the requirements of this Loan Agreement. Termination of a Lease with a tenant who is in default beyond applicable notice and grace/cure periods shall not be considered an action which has a Material Adverse Effect on the value of the Property taken as a whole. Any action with respect to any Lease that does not satisfy the requirements set forth in this Section requires Lender's prior written approval at Borrower's expense (including reasonable legal fees). Borrower shall promptly deliver to Lender a copy of all instruments documenting the action taken, together with written certification from a Responsible Officer that (x) the copies delivered are true, complete and correct copies of the materials represented thereby and (y) Borrower has satisfied all conditions of this Section. Lender's acceptance of Borrower's certification or a copy of such Lease materials shall not be deemed a waiver of the requirements of this Section if the action taken is not in compliance herewith.


(c)  ......Observance  of Lessor  Obligations.  Borrower  (i) shall  observe and perform all obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Loan; (ii) upon Lender's request, shall promptly send copies to Lender of all notices of default which Borrower shall send or receive (or may have sent or received) under any non-residential Lease; (iii) shall enforce in a commercially reasonable manner all of the material terms, covenants and conditions contained in the Leases to be observed or performed by the tenant;
(iv) shall not collect any Rents more than one (1) month in advance (and for this purpose a security deposit or last month's rent shall not be deemed rent collected in advance); and (v) shall not execute any assignment or pledge of the lessor's interest in any of the Leases or the Rents (other than in connection with the Loan).


9.07. ......Use of Property.  Borrower shall not allow changes in the use of the
Property without Lender's prior written consent. Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant or zoning or land use ordinance limiting or defining the uses which may be made of the Property. If use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming portion of the Property to be abandoned without Lender's prior written consent.


9.08.  ......Maintenance of Property.  Borrower shall maintain the Property in a good and safe condition and repair. No portion of the Property shall be removed, demolished or materially altered (except for normal repair or replacement) without Lender's prior written consent. Borrower shall promptly repair or replace any portion of the Property which may become damaged, worn or dilapidated.


9.09. ......Waste. Borrower shall not commit or suffer any waste of the Property or do or permit to be done thereon anything that may in any way impair the value of the Property or invalidate the insurance coverage required hereunder to be maintained by Borrower. Borrower will not, without Lender's prior written consent, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.


9.10. ......Compliance with Laws.


(a)  ......Obligation to Perform.  Borrower shall promptly and fully comply with all Requirements of Law now or hereafter affecting the Property. Borrower shall notify Lender promptly of Borrower's knowledge or receipt of any notice related to a violation of any Requirements of Law or of the commencement of any proceedings or investigations which relate to compliance with Requirements of Law. At Lender's request, Borrower shall provide Lender with copies of all notices, reports or other documents relating to any litigation or governmental investigation relating to Borrower or the Property.


(b) ......Right to Contest.  After prior written notice to Lender,  Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Requirements of Law affecting the Property or alleged violation thereof, provided that: (i) no Event of Default exists; (ii) such proceedings shall be permitted under and be conducted in accordance with the Requirements of Law; (iii) the Property will not be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) non-compliance with such Requirement of Law shall not impose any civil, criminal or environmental liability on Lender or Borrower; (v) Borrower deposits with Lender cash (or other security acceptable to Lender) in such amount as Lender deems sufficient to cover loss or damage that may result from Borrower's failure to prevail in such contest, provided that after a Securitization, one hundred twenty-five percent (125%) of the amount estimated by Lender is deposited; (vi) Borrower furnishes to Lender all other items reasonably requested by Lender; and
(vii) upon a final determination thereof, Borrower promptly complies with the obligations determined to be applicable.


9.11. ......Financial Reports, Books and Records.


(a) ......Delivery of Financial  Statements.  Borrower shall keep adequate books and records of account with respect to its financial condition and the operation of the Property, in accordance with GAAP consistently applied (or such other method which is reasonably acceptable to Lender), and shall furnish the following to Lender, each prepared in such detail as reasonably required by Lender and certified by a Responsible Officer to be true, complete and correct:


(i) ......as soon as  available,  but in any event within thirty (30) days after the end of each fiscal quarter, a quarterly Rent Roll providing the required information as of the end of such fiscal quarter;


(ii) ......as soon as available,  but in any event within thirty (30) days after the end of each fiscal quarter, a quarterly operating statement for the Property detailing the operating income received, operating expenses incurred, the cost of all Immediate Repairs, Replacements performed or paid during such quarter, and the Debt Service Coverage Ratio as of the end of such fiscal quarter;


(iii)  ......within  thirty  (30) days after the end of each fiscal  quarter,  a quarterly Compliance Certificate;


(iv) ......as soon as available,  but in any event within ninety (90) days after the close of Borrower's fiscal year, (A) an annual Rent Roll, presented on an annual basis consistent with the quarterly Rent Rolls described above; (B) an annual operating statement for the Property presented on an annual basis consistent with the quarterly operating statements described above; (C) an annual balance sheet and profit and loss statement for Borrower; and (D) a statement of change of financial position of Borrower, setting forth in comparative form the figures for the previous fiscal year;


(v) ......as soon as available, but in any event at least thirty (30) days prior to the start of each calendar year, an annual operating budget for the Property presented on a monthly basis consistent with the information required in the quarterly operating statement described above which budget shall be subject to Lender's approval (notice of approval or disapproval not to be unreasonably delayed). Each such budget as approved shall be the "Approved Budget";


(vi) ......Upon Lender's request, monthly Rent Roll and operating statements for the Property (provided, however, that such request(s) shall be made only if an Event of Default exists or Lender otherwise deems a monthly Rent Roll and/or operating statement necessary or advisable to ascertain the financial condition of the Loan or Property.; and


(vii) ......such other financial information or property management  information
(including, without limitation, copies of Borrower's state and federal tax returns, information on tenants under Leases to the extent such information is available to Borrower, copies of bank account statements from financial institutions where funds owned or controlled by Borrower are maintained, and an accounting of security deposits) as may reasonably be required by Lender from time to time.


(b) ......Lender Audit Rights.  Lender and its agents have the right, upon prior written notice to Borrower (notice to be given unless an Event of Default exists), to examine the records, books and other papers which reflect upon Borrower's financial condition or pertain to the income, expense and management of the Property and to make copies and abstracts from such materials. Lender also shall have the right, from time to time (but, in the absence of an Event of Default existing, not more than annually) and upon prior notice to Borrower (notice to be given unless an Event of Default exists), to have an independent audit conducted of any of Borrower's financial information. Lender shall pay the cost of such audit unless Lender performed the audit following the occurrence of an Event of Default or if the results of Lender's audit disclose an error by more than ten percent (10%), in which case (and in addition to Lender's other remedies) Borrower shall pay the cost incurred by Lender with respect to such audit upon Lender's demand. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.


(c) ......Financial Reports from Guarantors and SPE Equity Owner. Borrower shall cause each Guarantor and, at Lender's request, the SPE Equity Owner, to provide to Lender (i) within ninety (90) days after the close of such party's fiscal year, such party's balance sheet and profit and loss statement (or if such party is an individual, within ninety (90) days after the close of each calendar year, such party's personal financial statements) in form reasonably satisfactory to Lender and certified by such party to be accurate and complete; and (ii) such additional financial information (including, without limitation, copies of state and federal tax returns) as Lender may reasonably require from time to time (but no more frequently than annually, unless an Event of Default exists) and in such detail as reasonably required by Lender.


(d) ......Data  Delivery  Failure.  If a Data Delivery Failure occurs,  Borrower shall pay Lender, without demand, the applicable Data Delivery Failure Fee on the first Business Day following each occurrence of a Data Delivery Failure. If a Data Delivery Failure occurs on more than two (2) separate occasions while the Loan is outstanding, it shall be an immediate Event of Default. The collection of the Data Delivery Failure Fee shall be in addition to Lender's other rights and remedies under the Loan Documents and, until paid, shall be deemed added to the Debt, secured by the Security Instrument and shall bear interest at the Default Rate.



9.12. ......Performance of Other Agreements.  Borrower shall observe and perform in a timely manner each and every obligation to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property or used in connection with the operation of the Property (including, without limitation, the Operating Agreements). Without limiting the foregoing, Borrower shall (a) give prompt notice to Lender of any notice received by Borrower with respect to any of the Operating Agreements which alleges a default or nonperformance by Borrower thereunder, together with a complete copy of any such notice; (b) enforce, short of termination, performance of the Operating Agreements to be performed or observed, and (c) not terminate or amend, or waive compliance with, any of the Operating Agreements without Lender's prior written consent, except as may be (i) permitted pursuant to the respective terms thereof or (ii) absent the existence of an Event of Default, done in the ordinary course of business. If the absence of an Operating Agreement that has terminated will have a Material Adverse Effect on the value of the Property, Borrower agrees to enter into a new Operating Agreement in replacement of the terminated Operating Agreement, containing terms and
conditions  no  less  favorable  to  Borrower  than  the  terminated   Operating
Agreement. Borrower shall notify Lender if Borrower does not replace the terminated Operating Agreement.


9.13.  ......Existence;  Change of Name; Location as a Registered  Organization.
Borrower shall continuously maintain (a) its existence and shall not dissolve or permit its dissolution, and (b) its rights and franchises to do business in the state where the Property is located. Borrower shall not change Borrower's name, legal entity, or its location as a registered organization within the meaning of the UCC, without notifying Lender of such change in writing at least thirty (30) days prior to its effective date. The notification requirements set forth in this Section are in addition to, and not in limitation of, the requirements of
Article 7. Borrower shall pay all costs and expenses incurred by Lender (including, without limitation, reasonable legal fees) in connection with any change described herein.


9.14. ......Property Management.

(a) ......Borrower  shall cause the Property Manager to manage the Property in a manner equivalent to other Class B apartment complexes in the Dallas metropolitan area. Borrower shall not remove or replace the Property Manager (which, with respect to a Property Manager which is an Affiliate of Borrower, shall be deemed to occur upon a change of Control of the Property Manager) or modify or waive any material terms of the Property Management Contract without Lender's prior written consent and, if requested by Lender, a Rating Confirmation. Upon replacement of the Property Manager, Borrower shall, and shall cause the new manager of the Property to, execute an Assignment of Property Management Contract in form and substance similar to the Assignment of Property Management Contract executed by the Property Manager. Borrower shall comply with all obligations of Borrower under the Assignment of Property Management Contract. The property management fee and all other fees payable under the Property Management Contract shall not exceed 5% of gross revenues.


(b)  ......Termination of Property Manager.  Irrespective of whether an Event of
Default has occurred, Borrower agrees, that, if (a) Lender, in its reasonable discretion, determines that the Property is not being properly managed in accordance with management practices customarily employed for properties similar to the Property, or (b) Property Manager becomes insolvent, Lender may deliver written notice to Borrower and Property Manager, which notice shall specify in reasonable detail the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or Property Manager within thirty
(30) days from receipt of such notice or if Borrower or Property Manager have failed to diligently undertake correcting such conditions within such thirty
(30) day period. Lender may direct Borrower to terminate the Property Management Contract and to replace Property Manager with a management company acceptable to Lender.


9.15.  ......ERISA.  Borrower  shall not engage in any  transaction  which would cause any obligation or action taken or to be taken hereunder by Borrower (or the exercise by Lender of any of its rights under any of the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Borrower agrees to deliver to Lender such certifications or other evidence throughout the term of the Loan as requested by Lender in its sole discretion to confirm compliance with Borrower's obligations under this Section 9.15 or to confirm that Borrower's representations and warranties regarding ERISA remain true.


9.16.  ......Compliance with Anti-Terrorism,  Embargo,  Sanctions and Anti-Money
Laundering Laws. Borrower shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargoes and economic sanctions, now or hereafter in effect. Without limiting the foregoing, Borrower shall not take any action, or permit any action to be taken, that would cause Borrower's representations and warranties in Section 8.28 of this Loan Agreement to become untrue or inaccurate at any time during the term of the Loan. Borrower shall notify Lender promptly of Borrower's actual knowledge that the representations and warranties in Section 8.28 of this Loan Agreement may no longer be accurate or that any other violation of the foregoing Requirements of Law has occurred or is being investigated by Governmental Authorities. In connection with such an event, Borrower shall comply with all Requirements of Law and directives of Governmental Authorities and, at Lender's request, provide to Lender copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such event. Borrower shall also reimburse Lender for any expense incurred by Lender in evaluating the effect of such an event on the Loan and Lender's interest in the collateral for the Loan, in obtaining any necessary license from Governmental Authorities as may be necessary for Lender to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to Lender as the result of the existence of such an event and for any penalties or fines imposed upon Lender as a result thereof.


9.17.  ......Equity  Contribution.  Until the Loan is paid in full,  the  equity owners of Borrower shall maintain at all times an aggregate cash equity investment in Borrower in an amount not less than $3,200,000.00 and, within ten
(10) business days of Lender's request, Borrower shall demonstrate in writing and to Lender's reasonable satisfaction, compliance with this Section.


9.18. ......Intentionally Omitted.


9.19. ......Intentionally Omitted.


9.20. ......Intentionally Omitted.


                                  ARTICLE 10..
                  NO TRANSFERS OR ENCUMBRANCES; DUE ON SALE


10.01.......  Prohibition  Against  Transfers.  Borrower  shall not  permit  any
Transfer to be undertaken or cause any Transfer to occur other than a Permitted Transfer. Any Transfer made in violation of this Loan Agreement shall be void.


10.02....... Lender Approval. Lender's decision to approve any Transfer proposed by Borrower shall be made in Lender's sole discretion and Lender shall not be obligated to approve any Transfer. Borrower agrees to supply all information
Lender may request to evaluate a Transfer, including, without limitation, information regarding the proposed transferee's ownership structure, financial condition and management experience for comparable properties. Borrower acknowledges that Lender may impose conditions to its approval of a Transfer, including, without limitation, (i) no Event of Default, or an event which with the giving of notice or lapse of time or both could become an Event of Default, has occurred and is continuing, (ii) approval of the proposed transferee's ownership structure, financial condition and management experience for comparable properties, (iii) payment of an assumption fee equal to one percent (1%) of the outstanding principal balance of the Loan, (iv) adding guarantors or changing the scope of the Guaranty, (v) assumption in writing (acceptable to Lender in its sole discretion) by the transferee and a guarantor (which guarantor must be acceptable to Lender in its sole discretion) of all obligations of the transferor and Guarantor under the Loan Documents and execution and delivery of such other documentation as may be required by Lender and the Rating Agencies, (vi) delivery of a new substantive consolidation opinion, a tax opinion and other applicable opinions if required by Lender and the Rating Agencies, (vii) adjusting amounts required for the Reserve Accounts, and (viii) obtaining Rating Confirmations if a Securitization has occurred. Borrower agrees to pay all of Lender's expenses incurred in connection with reviewing and documenting a Transfer (including, without limitation, the costs of obtaining Rating Confirmations if required), which amounts must be paid by Borrower whether or not the proposed Transfer is approved. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.


10.03.......      Intentionally Omitted.


10.04.......  Releases of the Mortgaged Property. Lender may release portions of the Property for such consideration and upon such conditions as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of the Security Instrument or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and Lender may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. Notwithstanding anything to the contrary herein, Borrower shall have no right to request and Lender shall have no obligation to grant its consent to any release pursuant this Section 10.04.


10.05....... OFAC Compliance; Substantive Consolidation Opinion. Notwithstanding
anything to the contrary contained in this Section 10, (a) no transfer (whether or not such transfer shall constitute a Transfer) shall be made to any Person on the OFAC list and (b) in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any Person owning in excess of forty-nine percent (49%) of the ownership interest Borrower or any SPE Equity Owner, Borrower shall, if required by Lender due to Rating Agency requirements, prior to such transfer, deliver a substantive consolidation opinion letter with respect to the new equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred.


                                   ARTICLE 11
                          EVENTS OF DEFAULT; REMEDIES


11.01.......  Events  of  Default.  The  occurrence  of any  one or  more of the following events shall, at Lender's option, constitute an "Event of Default" hereunder:


(a) ......If  any payment of principal  and interest (or interest if the Loan is interest-only) is not paid in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, an Event of Default occurs if the payment is not received on or before the fifth (5th) day of the month);


(b) ......If any monthly payment required to be made to a Reserve Account is not paid in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due;


(c) ......If unpaid principal, accrued but unpaid interest and all other amounts outstanding under the Loan Documents are not paid in full on or before the Maturity Date;


(d) ......If an "Event of Default" as that term is defined  under any other Loan
Document has occurred;


(e) ......If the Prepayment Fee or Exit Fee is not paid in full when required;

(f) ......If any  representation or warranty made by Borrower,  SPE Equity Owner or any Guarantor herein, in the Guaranty, in the Environmental Indemnity or in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection herewith or hereafter, or in connection with any request for consent by Lender made during the term of the Loan shall have been false or misleading in any material respect as of the date made;


(g)  ......If  an Event of  Default  has  occurred  under any of the other  Loan
Documents;

(h)  ......If  Borrower,  SPE Equity  Owner or any  Guarantor  shall (i) make an assignment for the benefit of creditors; (ii) generally not be paying its debts as they become due; or (iii) admit in writing its inability to pay its debts as they become due;


(i) ......If (i) Borrower,  SPE Equity Owner or any Guarantor shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors (A) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above by any party other than Lender which
(A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) Borrower, SPE Equity Owner or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;


(j)   ......If  any   Guarantor   repudiates   or  revokes  the   Guaranty  or
Environmental Indemnity;


(k) ......Any  judgment for monetary  damages is entered against  Borrower,  SPE
Equity Owner or any Guarantor which, in Lender's sole judgment, has a Material Adverse Effect or is not covered to Lender's satisfaction by collectible insurance proceeds;


(l) ......If  Borrower or SPE Equity Owner  violates or fails to comply with any provision of Article 7 of this Loan Agreement (captioned: Single Purpose Entity Requirements);


(m) ......If  Borrower violates or fails to comply with any of the provisions of
Section 9.03 (captioned: Insurance), Section 9.06 (captioned: Leases and Rents), or Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization);


(n) ......If a Transfer  (other than a Permitted  Transfer)  shall occur without
Lender's prior written consent or in violation of the terms of Lender's consent;


(o)  ......If  Borrower  abandons  or  ceases  work on any  Immediate  Repair or
Replacement for a period of more than twenty (20) days, unless such cessation results from causes beyond the reasonable control of Borrower and Borrower is diligently pursuing reinstitution of such work;


(p)  ......If a Lien other than a  Permitted  Encumbrance  is filed  against the
Property, unless such Lien is promptly contested in good faith by Borrower as permitted in accordance with Section 9.02 (b);


(q) ......If a Data Delivery  Failure  occurs (i) more than two (2) times in any twelve (12) month period or (ii) more than five (5) times in total;


(r)   ......Intentionally Omitted.


(s) ......If any of the assumptions  contained in any substantive  consolidation opinion delivered to Lender in connection with the Loan, or in any update thereof or in any additional substantial consolidation opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;


(t)  ......if (i) any Rate Cap is  terminated  for any reason by Borrower or the
Rate Cap Provider, or (ii) the Rate Cap Provider defaults in the performance of its monetary obligations under the Rate Cap or (iii) the rating of the Rate Cap Provider is subject to any downgrade, withdrawal or qualification by a Rating Agency, and Borrower does not within ten (10) days (A) replace such Rate Cap with a replacement Rate Cap which satisfies all of the requirements of Section
2.07 of this Loan Agreement, and is otherwise in the same notional amount and Strike Rate as the Rate Cap it is replacing and (b) deliver to Lender, in form and substance reasonably satisfactory to Lender (x) an assignment of such Rate Cap from the replacement Rate Cap Provider, (y) an acknowledgment and consent from such replacement Rate Cap Provider in substantially the same form as the Rate Cap Provider Consent delivered to Lender as of the Closing Date and (z) any other opinions or documents required pursuant to Section 2.07 of this Loan Agreement.

(u)   ......Intentionally Omitted.


(v) ......Except  for the specific  defaults set forth in this Section 11.01, if any other default occurs hereunder or under any other Loan Document which is not cured (i) in the case of any default which can be cured by the payment of a sum of money, within five (5) days after written notice from Lender to Borrower, or
(ii) in the case of any other default, within thirty (30) days after written notice from Lender to Borrower; provided that if a default under clause (ii) cannot reasonably be cured within such thirty (30) day period and Borrower has responsibly commenced to cure such default promptly upon notice thereof from Lender and thereafter diligently proceeds to cure same, such thirty (30) day period shall be extended for so long as it shall require Borrower, in the exercise of due diligence, to cure such default, but in no event shall the entire cure period be more than sixty (60) days.


11.02....... Remedies. If an Event of Default occurs, Lender may, at its option, and without prior notice or demand, do and hereby is authorized and empowered by Borrower so to do, any or all of the following:


(a)  ......Acceleration.  Lender may declare the entire unpaid principal balance of the Loan to be immediately due and payable.


(b)  ......Recovery  of Unpaid Sums.  Lender may, from time to time,  take legal action to recover any sums as the same become due, without regard to whether or not the Loan shall be accelerated and without prejudice to Lender's right thereafter to accelerate the Loan or exercise any other remedy, if such sums remain uncollected.


(c) ......Foreclosure.  Lender may institute proceedings, judicial or otherwise, for the complete or partial foreclosure of the Security Instrument or the complete or partial sale of the Property under power of sale or under any applicable provision of law. In connection with any such proceeding, Lender may sell the Property as an entirety or in parcels or units and at such times and place (at one or more sales) and upon such terms as it may deem expedient unless prohibited by law from so acting.


(d) ......Receiver. Lender may apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without regard for the adequacy of the security for the Debt or a showing of insolvency, fraud or mismanagement on the part of Borrower. Any receiver or other party so appointed has all powers permitted by law which may be necessary or usual in such cases for the protection, possession, control, management and operation of the Property. Borrower hereby consents, to the extent permitted under applicable law, to the appointment of a receiver or trustee of the Property upon Lender's request if an Event of Default has occurred. At Lender's option, such receiver or trustee shall serve without any requirement of posting a bond.


(e)  ......Recovery  of Possession.  Lender may enter into or upon the Property, either personally or by its agents, and dispossess and exclude Borrower and its agents and servants therefrom (without liability for trespass, damages or otherwise), and take possession of all books, records and accounts relating to the Property, and Borrower agrees to surrender possession of the Property and all other Property, including without limitation, all documents, books, records and accounts relating to the Property, to Lender upon demand. As a mortgagee-in-possession of the Property, Lender shall have all rights and remedies permitted by law or in equity to a mortgagee-in-possession, including, without limitation, the right to charge Borrower the fair and reasonable rental value for Borrower's use and occupation of any part of the Property that may be occupied or used by Borrower and the right to exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise (including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property).


(f) ......UCC Remedies.  Lender may exercise with respect to the Property,  each right, power or remedy granted to a secured party under the UCC, including, without limitation, (i) the right to take possession of the Property and to take such other measures as Lender deems necessary for the care, protection and preservation of the Property, and (ii) the right to require that Borrower, at its expense, assemble the Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. Lender shall not have any obligation to clean-up or otherwise prepare the Property for sale.


(g)  ......Apply  Funds in  Reserve  Accounts.  Lender  may apply any funds then deposited in any or all of the Reserve Accounts and or otherwise held in escrow or reserve by Lender under the Loan Documents (including without limitation Restoration Proceeds) as a credit to the Loan, in such priority and proportion as Lender deems appropriate.


(h) ......Insurance Policies. Lender may surrender any or all insurance policies maintained as required by this Loan Agreement, collect the unearned Insurance Premiums and apply such sums as a credit on the Loan, in such priority and proportion as Lender deems appropriate. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to surrender such insurance policies and collect such Insurance Premiums.


(i)   ......Intentionally Omitted.


(j) ......Protection of Lender's Security and Right to Cure. Lender may, without releasing Borrower from any obligation hereunder or waiving the Event of Default, perform the obligation which Borrower failed to perform in such manner and to such extent as Lender deems necessary to protect and preserve the Property and Lender's interest therein, including without limitation (i) appearing in, defending or bringing any action or proceeding with respect to the Property, in Borrower's name or otherwise; (ii) making repairs to the Property or completing improvements or repairs in progress; (iii) hiring and paying legal counsel, accountants, inspectors or consultants; and (iv) paying amounts which Borrower failed to pay. Amounts disbursed by Lender shall be added to the Loan, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.


(k)  ......Violation  of Laws.  If the  Property is not in  compliance  with all
Requirements of Laws, Lender may impose additional requirements upon Borrower in connection with such Event of Default including, without limitation, monetary reserves or financial equivalents.


(l)  ......Purchase  of Rate Cap by  Lender.  If the  Loan has been  accelerated following an Event of Default and the Rate Cap obtained by Borrower expires prior to Lender's receipt of full payment of the Loan or completion of a foreclosure action (or acceptance of a deed-in-lieu of foreclosure), Lender may purchase, at Borrower's expense, a Rate Cap upon such terms as Lender deems necessary to guard against fluctuations of the interest rate of the Loan until the Loan is paid in full or a foreclosure action (or acceptance of a deed-in-lieu of foreclosure) is completed.


11.03.......  Cumulative Remedies; No Waiver; Other Security.  Lender's remedies under this Loan Agreement are cumulative (whether set forth in this Article 11 or in any other section of this Loan Agreement) with those in the other Loan Documents and otherwise permitted by law or in equity and may be exercised independently, concurrently or successively in Lender's sole discretion and as often as occasion therefor shall arise. Lender's delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right as remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances (except where notice is expressly required by this Loan Agreement to be given) nor constitute Lender's waiver of its right to take any future action in any circumstance without notice or demand. Lender may release security for the Loan, may release any party liable therefor, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Loan, in each case without prejudice to its rights under the Loan Documents and without such action being deemed an accord and satisfaction or a reinstatement of the Loan. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearance granted, to have waived or be estopped from exercising any of its rights or remedies.


11.04.......  Enforcement Costs. Borrower shall pay, on written demand by Lender all costs incurred by Lender in (a) collecting any amount payable under the Loan Documents, or (b) enforcing its rights under the Loan Documents, in each case whether or not legal proceedings are commenced or whether legal action is pursued to final judgment. Such fees and expenses include, without limitation, reasonable fees for attorneys, paralegals, law clerks and other hired professionals, a reasonable assessment of the cost of services performed by Lender's default management staff, court fees, costs incurred in connection with pre-trial, trial and appellate level proceedings, including discovery, and costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts incurred by Lender shall be added to principal, shall be immediately due and payable, shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within five (5) days after Lender's written demand for payment, and such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.


11.05.......  Application  of Proceeds.  The proceeds  from  disposition  of the
Property shall be applied by Lender as a credit to the Loan and to recovery or reimbursement of the costs of enforcement (contemplated by Section 11.04 above) in such priority and proportion as Lender determines appropriate.


11.06.......      Intentionally Omitted.


                                   ARTICLE 12
               NONRECOURSE - LIMITATIONS ON PERSONAL LIABILITY


12.01.......  Nonrecourse  Obligation.  Except  as  otherwise  provided  in this
Article 12, Section 15.05 or expressly stated in any of the other Loan Documents, Lender shall enforce the liability of Borrower to perform and observe the obligations contained in this Loan Agreement and in each other Loan Document only against the Property and other collateral given by Borrower as security for payment of the Loan and performance of Borrower's obligations under the Loan Documents and not against Borrower or any of Borrower's principals, directors, officers or employees. Notwithstanding the foregoing, this Article 12 is not applicable to the Environmental Indemnity or to any Guaranty executed in connection herewith.


12.02.......  Full Personal Liability. Section 12.01 above shall BECOME NULL AND
VOID and the Loan FULLY RECOURSE to Borrower if: (a) the Property or any part thereof becomes an asset in a voluntary bankruptcy or other insolvency proceeding; (b) Borrower or SPE Equity Owner commences a bankruptcy or other insolvency proceeding; (c) an involuntary bankruptcy or other insolvency proceeding is commenced against Borrower or any SPE Equity Owner (by a party other than Lender) but only if Borrower or such SPE Equity Owner has failed to use best efforts to dismiss such proceeding or has consented to such proceeding or (d) if Borrower, any SPE Equity Owner, Guarantor or any Affiliate or agent of
(x) Borrower, (y) any SPE Equity Owner or (z) any Guarantor has acted in concert with, colluded or conspired with any party to cause the filing of any involuntary bankruptcy or other insolvency proceeding; or (e) Intentionally Omitted.


12.03.......  Personal  Liability for Certain Losses.  Section 12.01 above SHALL
NOT APPLY and Borrower shall be PERSONALLY LIABLE for all losses, claims, expenses or other liabilities incurred by Lender arising out of, or attributable to, any of the following:


(a) ......Fraud or material  misrepresentation or failure to disclose a material fact by Borrower or any other party in connection with (i) the application for the Loan or the execution and delivery of the Loan Documents or making of the Loan, (ii) any financial statement or any other material certificate, report or document required to be furnished by Borrower to Lender herewith or hereafter, or (iii) any request for Lender's consent made during the term of the Loan;


(b) ......A violation of any provision of Article 10 (captioned: No Transfers or
Encumbrances; Due On Sale);


(c)  ......Failure  by  Borrower  or the SPE  Equity  Owner to  comply  with any provision  of Article 7  (captioned:  Single  Purpose  Entity  Requirements)  or
Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization) of the Loan Agreement;


(d)  ......Misapplication  or  misappropriation  of (i)  insurance  proceeds  or condemnation  awards  payable to Lender in accordance  with the Loan  Agreement;
(ii) Rent received by Borrower after the occurrence and during the continuance of an Event of Default, (iii) Rent paid in advance by tenants under the Leases; and (iv) tenant security deposits or other refundable deposits held by or on behalf of Borrower in connection with Leases;


(e) ......Fees or commissions paid by Borrower,  after the occurrence and during the continuance of an Event of Default, to any Guarantor, any Affiliate, or any principal of Borrower, any Guarantor or Affiliate, in violation of the Loan Documents;


(f)  ......Damage  to or loss of all or any part of the  Property as a result of waste, gross negligence or willful misconduct by Borrower or its agents;


(g) ......Criminal acts of Borrower, any principal of Borrower, or any Affiliate resulting in the seizure, forfeiture or loss of all or any part of the Property;


(h) ......Removal of all or any portion of the Personal Property in violation of the Loan Agreement;


(i) ......All  amounts  contemplated  under Section 11.04 and any real estate or other transfer tax incurred to transfer title to the Property in connection with any foreclosure, deed in lieu of foreclosure or non-judicial sale of the Property following the occurrence of an Event of Default;


(j) ......Payment of the deductible amount of any casualty insurance  maintained in respect of the Property; and


(k)   ......Intentionally Omitted.


12.04.......  No Impairment.  Nothing contained in this Article 12 shall impair, release or otherwise adversely affect: (a) any lien, assignment or security interest created by the Loan Documents; (b) any indemnity, personal guaranty, master lease or similar instrument now or hereafter made in connection with the Loan (including, without limitation, the Environmental Indemnity and Guaranty);
(c) Lender's right to have a receiver or trustee appointed for the Property; (d) Lender's right to name Borrower as a defendant in any foreclosure action or judicial sale under the Security Instrument or other Loan Documents or in any action for specific performance or otherwise to enable Lender to enforce obligations under the Loan Documents or to realize upon Lender's interest in any collateral given to Lender as security for the Loan; or (e) Lender's right to a judgment on the Note against Borrower if and to the extent necessary to enforce any guaranty or indemnity provided in connection with the Note to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Loan Agreement; provided, however, that any judgment obtained against Borrower shall, except to the extent otherwise expressly provided in this Article 12, be enforceable against Borrower only to the extent of Borrower's interest in the Property and other collateral securing payment of the Loan and performance of Borrower's obligations under the Loan Documents.


12.05.......  No Waiver of Certain Rights.  Nothing contained in this Article 12 shall be deemed a waiver of any right which Lender may have under the Bankruptcy Code or applicable law to protect and pursue its rights under the Loan Documents including, without limitation, its rights under Sections 506(a) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that the collateral continues to secure all of the indebtedness owing to Lender under Loan Documents.


                                   ARTICLE 13
                                 INDEMNIFICATION


13.01.......  Indemnification Against Claims. Borrower shall indemnify,  defend, release and hold harmless Lender and each of the other Indemnified Parties from and against any and all Losses directly or indirectly arising out of, or in any way relating to, or as a result of (a) accident, injury to or death of Persons, or loss of, or damage to, property occurring in, on or with respect to the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways or otherwise arising with respect to the use of the Property; (b) failure of the Property to be in compliance with any Requirements of Law; (c) breach or default of Borrower's representations or obligations under Sections 8.27, 8.28 or 9.16 of this Loan Agreement; (d) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge the lessor's agreements contained in any Lease; (e) breach or default under the ERISA obligations set forth in Sections 8.26 and 9.15 of this Loan Agreement (including, without limitation, legal fees and costs incurred in the investigations, defense and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion); (f) or (f) any claim, litigation, investigation or proceeding commenced or threatened relating to any of the foregoing, whether or not Indemnified Party is a party thereto; provided, however, any such indemnity shall not apply to any Indemnified Party to the extent any such Losses arise from Indemnified Party's gross negligence or willful misconduct (collectively, "Indemnified Claims").


13.02.......  Duty to Defend.  If an  Indemnified  Party claims  indemnification under this Loan Agreement, the Indemnified Party shall promptly notify Borrower of the Indemnified Claim. After notice by any Indemnified Party, Borrower shall defend such Indemnified Party against such Indemnified Claim (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved, in writing, by the Indemnified Party. Notwithstanding the foregoing, any Indemnified Party may, in its sole discretion and at the expense of Borrower, engage its own attorneys and other professionals to defend or assist it if such Indemnified Party determines that the defense as conducted by Borrower is not proceeding or being conducted in a satisfactory manner or that a conflict of interest exists between any of the parties represented by Borrower's counsel in such action or proceeding. Within five (5) business days of Indemnified Party's demand, Borrower shall pay or, in the sole discretion of the Indemnified Party, reimburse, the Indemnified Party for the payment of Indemnified Party's costs and expenses (including, without limitation, reasonable attorney fees, engineer fees, environmental consultant fees, laboratory fees and the fees of other professionals in connection therewith) in connection with the Indemnified Claim. Payment not made timely shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.


                                   ARTICLE 14
                        SUBROGATION; NO USURY VIOLATIONS


14.01....... Subrogation. If the Loan is used to pay, satisfy, discharge, extend or renew any indebtedness secured by a pre-existing mortgage, deed of trust or other Lien encumbering the Property, then to the extent of funds so used, Lender shall automatically, and without further action on its part, be subrogated to all rights, including lien priority, held by the holder of the indebtedness secured by such prior Lien, whether or not the prior Lien is released, and such former rights are not waived but rather are continued in full force and effect in favor of Lender and are merged with the Liens created in favor of Lender as security for payment of the Loan and performance of the Obligations.


14.02.......  No Usury.  At no time is Borrower  required to pay interest on the
Loan or on any other payment due hereunder or under any of the other Loan Documents (or to make any other payment deemed by law or by a court of competent jurisdiction to be interest) at a rate which would subject Lender either to civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to pay. If interest (or such other amount deemed to be interest) paid or payable by Borrower is deemed to exceed such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate and thereafter computed at such maximum rate. All previous payments in excess of such maximum rate shall be deemed to have been payments of principal (in inverse order of maturity) and not on account of interest due hereunder. For purposes of determining whether any applicable usury law has been violated, all payments deemed by law or a court of competent jurisdiction to be interest shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread over the full term of the Loan in such manner so that interest is computed at a rate throughout the full term of the Loan which does not exceed the maximum lawful rate of interest.


                                   ARTICLE 15
                         SALE OR SECURITIZATION OF LOAN


15.01....... Splitting the Note. Lender has the right from time to time to sever the Note into one or more separate promissory notes in such denominations as Lender determines in its sole discretion (including the creation of a mezzanine loan secured by a collateral assignment of the Equity Interests in Borrower and SPE Equity Owner), which promissory notes may be included in separate sales or securitizations undertaken by Lender. In conjunction with any such action, Lender may redefine the interest rate and amortization schedule; provided, however: (a) if Lender redefines the interest rate, the initial weighted average of the interest rates contained in the severed promissory notes taken in the aggregate shall equal the Applicable Interest Rate, and (b) if Lender redefines the amortization schedule, the amortization of the severed promissory notes taken in the aggregate shall, require no more amortization to be paid under the Loan than as required under this Loan Agreement and the Note at the time such action was taken by Lender. Subject to the foregoing, each severed promissory note, and the Loan evidenced thereby, shall be upon all of the terms and provisions contained in this Loan Agreement and the Loan Documents which continue in full force and effect, except that Lender may allocate specific collateral given for the Loan as security for performance of specific promissory notes, in each case with or without cross default provisions. Borrower, at Borrower's expense, agrees to cooperate with all reasonable requests of Lender to accomplish the foregoing, including, without limitation, execution and prompt delivery to Lender of a severance agreement and such other documents as Lender shall reasonably require (provided, however, that Borrower shall not be obligated to pay Lender's legal or administrative review costs incurred in connection with the same). Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to make and execute all documents necessary or desirable to effect the aforesaid severance; provided, however, Lender shall not make or execute any such documents under such power until five (5) days after written notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Borrower's failure to deliver any of the documents requested by Lender hereunder for a period of ten (10) business days after such notice by Lender shall, at Lender's option, constitute an Event of Default hereunder.


15.02.......  Lender's Rights to Sell or Securitize.  Borrower acknowledges that
Lender, and each successor to Lender's interest, may (without prior notice to Borrower or Borrower's prior consent), sell or grant participations in the Loan (or any part thereof), sell or subcontract the servicing rights related to the Loan, Securitize the Loan or include the Loan as part of a Securitization and, in connection therewith, assign Lender's rights hereunder to a securitization trustee. Borrower, at its expense, agrees to cooperate with all reasonable requests of Lender in connection with any of the foregoing including, without limitation, executing any financing statements or other documents deemed necessary by Lender or its transferee to create, perfect or preserve the rights and interest to be acquired by such transferee, provide any updated financial information with appropriate verification through auditors letters, revised organizational documents and counsel opinions satisfactory to the Rating Agencies, executed amendments to the Loan Documents, and review information contained in a preliminary or final private placement memorandum, prospectus, prospectus supplements or other disclosure document, providing a mortgagor estoppel certificate and such other information about Borrower, SPE Equity Owner, any Guarantor or the Property as Lender may require for Lender's offering materials.


15.03....... Dissemination of Information. Borrower acknowledges that Lender may provide to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, ownership, purchase, participation or Securitization of the Loan, including, without limitation, any Rating Agency and any entity maintaining databases on the underwriting and performance of commercial mortgage loans, any and all information which Lender now has or may hereafter acquire relating to the Loan, the Property, Borrower, SPE Equity Owner or any Guarantor, as Lender determines necessary or desirable and that such information may be included in disclosure documents in connection with a Securitization or syndication of participation interests, including, without limitation, a prospectus, prospectus supplement, offering memorandum, private placement memorandum or similar document (each, a "Disclosure Document") and also may be included in any filing with the Securities and Exchange Commission pursuant to the Securities Act or the Securities Exchange Act. To the fullest extent permitted under applicable law, Borrower irrevocably waives all rights, if any, to prohibit such disclosure, including, without limitation, any right of privacy.


15.04.......  Reserves Accounts. If the Loan is made a part of a Securitization,
Borrower acknowledges that all funds held by Lender in the Reserve Accounts in accordance with this Loan Agreement or the other Loan Documents shall be deposited in "eligible accounts" at "eligible institutions" or invested in "permitted investments" as then defined and required by the Rating Agencies, and this Loan Agreement will automatically be amended to so provide.


15.05.......  Securitization Indemnification.  Borrower and each Guarantor agree to provide in connection with each Disclosure Document, an indemnification certificate: (a) certifying that such Disclosure Document has carefully been examined, including, without limitation, the sections entitled "Special Considerations," and/or "Risk Factors," and "Certain Legal Aspects of the Mortgage Loan," or similar sections, and all sections relating to Borrower, SPE Equity Owner, Guarantors, Property Manager, their respective Affiliates, the Loan, the Loan Documents and the Property, and any risks or special considerations relating thereto, and that, to the best of such indemnitor's knowledge, such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; (b) indemnifying Lender (and for purposes of this Section 15.05, Lender shall include its officers and directors) for any Losses to which Lender may become subject insofar as the Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such section or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading (collectively, "Securities Liabilities"); and (c) agreeing to reimburse Lender, for any legal or other expenses reasonably incurred by Lender in investigating or defending the Securities Liabilities; provided, however, that indemnitor will be liable under clauses (b) or (c) above only to the extent that such Securities Liabilities arise out of, or are based upon, any such untrue statement or omission made therein in reliance upon, and in conformity with, information furnished to Lender by or on behalf of Borrower or a Guarantor in connection with the preparation of the Disclosure Documents or in connection with the underwriting of the Loan, including, without limitation, financial statements of Borrower, SPE Equity Owner or any Guarantor, and operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. This indemnity is in addition to any liability which Borrower may otherwise have and shall be effective whether or not an indemnification certificate described in (a) above is provided and shall be applicable based on information previously provided by or on behalf of Borrower or a Guarantor if the indemnification certificate is not provided.


15.06.......      Intentionally Omitted.


                                   ARTICLE 16
                      BORROWER FURTHER ACTS AND ASSURANCES
                      PAYMENT OF SECURITY RECORDING CHARGES


16.01.......  Further Acts. Borrower, at Borrower's expense, agrees to take such further actions and execute such further documents as Lender reasonably may request to carry out the intent of the Loan Documents or to establish and protect the rights and remedies created or intended to be created in favor of Lender under the Loan Documents or to protect the value of the Property and Lender's security interest or liens therein. Borrower agrees to pay all filing, registration or recording fees or taxes, and all expenses incident to the preparation, execution, acknowledgement, or filing/recording of the Security Instrument, the Assignment of Leases and Rents, financing statements or any such instrument of further assurance, except where prohibited by law so to do.


16.02....... Replacement Documents. Upon receipt of an affidavit from an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such document, Borrower will issue a replacement original in lieu thereof in the same original principal amount and otherwise on the same terms and conditions as the original; provided, however, that Lender shall indemnify Borrower against any actual loss or damage to Borrower resulting from the existence of duplicate originals of any such documents provided by Borrower.


16.03.......      Borrower Estoppel Certificates.


(a)  ......Borrower  Information.  Borrower,  within  ten (10) days of  Lender's written request, shall furnish to Lender or Lender's designee a statement, duly acknowledged and certified by a Responsible Officer, setting forth: (i) the Maximum Loan Amount and the amount of principal advanced as of the certificate date; (ii) the unpaid principal amount of the Loan; (iii) the calculation of the rate of interest accruing on the Loan, including the then Applicable Interest Rate; (iv) the Payment Due Date, the Maturity Date, any unexercised rights to extend the Maturity Date and any exercised extension of the Maturity Date, if any; (v) the date installments of interest and/or principal were last paid; (vi) that, except as provided in such statement, no defaults or events exists which would be an Event of Default with the giving of any applicable notice or the expiration of any applicable grace or cure period or both; (vii) that the Loan Documents are valid, legal and binding obligations and have not been modified or, if modified, giving the particulars of such modification; (viii) whether any offsets or defenses exist against Borrower's obligation to pay the Loan and perform the Obligations and, if any are alleged to exist, a detailed description thereof; (ix) that all Leases are in full force and effect, and for Leases other than residential Leases, have not been modified or if modified, setting forth all modifications; (x) a current Rent Roll for the Property, (xi) the date to which Rents under the Leases have been paid; (xii) if not included on the Rent Roll, a rental delinquency report; and (xiii) such other matters reasonably requested by Lender and reasonably related to the Leases or the Property.


(b)  ......Tenant  Estoppels.  Borrower  shall deliver to Lender,  promptly upon
Lender's written request (but in any event no later than fifteen (15) business days following Lender's request), duly executed estoppel certificates from any commercial tenants identified by Lender attesting to such facts regarding a tenant's non-residential Lease as Lender may require, including, without limitation: (i) that the Lease is in full force and effect with no defaults thereunder on the part of any party, and no event exists that would be an event of default thereunder with giving of any applicable notice or the expiration of any applicable grace or cure period or both; (ii), that none of the Rents have been paid more than one month in advance, except as a security deposit; and
(iii) that the tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.


(c)  ......Lender  Statement  of Loan  Information.  After  written  request  by
Borrower not more than twice annually, Lender shall furnish Borrower a statement setting forth: (i) the original Maximum Loan Amount and the amount of principal advanced by Lender as of the certificate date; (ii) the unpaid principal amount of the Loan; (iii) the rate of interest accruing on the Loan, including the then Applicable Interest Rate; and (iv) the balance of amounts held in the Reserve Accounts, if any.


16.04.......  Recording  Costs.  Borrower will pay all transfer  taxes,  filing, registration, recording or similar fees, and all expenses incident to the preparation, execution, acknowledgment, recording, filing and/or release or discharge of the Note, the Security Instrument and each of the other Loan Documents, and all modifications, extensions, consolidations, or restatements of the same, except where prohibited by law so to do.


16.05.......  Publicity.  Borrower  acknowledges  and agrees that Lender may use basic transaction information (including, without limitation, the name of the Borrower and the address of the Property) publicly in press releases or other marketing material.


                                   ARTICLE 17
                                 LENDER CONSENT


17.01....... No Joint Venture; No Third Party Beneficiaries. Borrower and Lender
intend that the relationships created hereunder and under each of the other Loan Documents are solely those of borrower and lender. Nothing herein or in any of the other Loan Documents is intended to create, nor shall it be construed as creating anything but a debtor-creditor relationship between Borrower and Lender nor shall they be deemed to confer on anyone other than Lender, and its successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.


17.02.......  Lender Approval.  Wherever  pursuant to a Loan Document (a) Lender exercises any right to approve or  disapprove  or to grant or withhold  consent;
(b) any arrangement or term is to be satisfactory to Lender; (c) a waiver is requested from Lender, or (d) any other decision is to be made by Lender, all shall be made in Lender's sole discretion, unless expressly provided otherwise in such Loan Document. By approving or granting consent, accepting performance from Borrower, or releasing funds from a Reserve Account, Lender shall not be deemed to have warranted or affirmed the sufficiency, completeness, legality or effectiveness of the subject matter or of Borrower's compliance with Requirements of Laws. Notwithstanding any provision under the Loan Documents which provide Lender the opportunity to approve or disapprove any action or decision by Borrower, Lender is not undertaking the performance of any obligation of Borrower under any of the Loan Documents or any of the other documents and agreements in connection with this transaction (including, without limitation, the Leases).


17.03....... Performance at Borrower's Expense. Borrower acknowledges and agrees that in connection with each request by Borrower to: (a) modify or waive any provision of the Loan Documents; (b) release or substitute Property; (c) obtain Lender's approval or consent whenever required by the Loan Documents including, without limitation, review of a Transfer request, improvements or alterations to the Property, and easements or other additions to Permitted Encumbrances; or (d) provide a subordination, non-disturbance and attornment agreement, Lender reserves the right to collect a review or processing fee from Borrower based on a reasonable estimate of the administrative costs which Lender will incur to connection therewith. Borrower agrees to pay such fee along with all reasonable legal fees and expenses incurred by Lender and the fees required for a Rating Confirmation or approval from the trustee if the Loan has been Securitized, as applicable, irrespective of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower hereunder, shall be deemed a part of the Loan, shall be secured by this Loan Agreement and shall bear interest at the Default Rate if not fully paid within ten (10) days of written demand for payment.


17.04.......  Non-Reliance.  Borrower agrees that any diligence or investigation performed by or on behalf of Lender in underwriting or servicing the Loan (including, without limitation, information obtained about the Property the Borrower or its equity investors or affiliates), except as expressly stated herein or in the other Loan Documents, does not in any respect limit or excuse any of Borrower's representations, warranties, covenants or agreements set forth in this Loan Agreement or any of the other Loan Documents. The fact that Lender has performed diligence does not affect Lender's ability or right to rely fully upon the representations, warranties, covenants and agreements made by Borrower in the Loan Documents or to pursue any available remedy for a breach thereof. If Lender delivers or has delivered to Borrower (or to Borrower's agents, equity investors or representatives) any information obtained or developed by Lender relating to the Loan, the Property or Borrower, Borrower acknowledges and agrees that such information has been delivered for informational purposes only and Lender has no liability of responsibility to Borrower with respect to such information, including, without limitation, the completeness or accuracy of any such information. No due diligence consultant engaged by Lender is or shall be deemed an agent of Lender.


                                   ARTICLE 18
                            MISCELLANEOUS PROVISIONS


18.01.......  Notices.  All  notices  and other  communications  under this Loan
Agreement are to be in writing and addressed to each party as set forth below. Default or demand notices shall be deemed to have been duly given upon the earlier of: (a) actual receipt; (b) one (1) business day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause (b) and (c) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other; provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties other than the named Borrower and Lender, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this section. Notice addresses are as follows:


      Address for Lender:     GMAC Commercial Mortgage Bank
                              6955 Union Park Center, Suite 330
                               Midvale, Utah 84047
                                 Attn: President

                              With a required copy to:

                              GMAC Commercial Mortgage Corporation
                                 200 Witmer Road
                                Horsham, PA 19044
                              Attn.:  Servicing Accounting - Manager
                                Fax: 215-328-3478

                              With a required copy to:

                              GMAC Commercial Mortgage Corporation
                                 200 Witmer Road
                                Horsham, PA 19044
                              Attn.:  PLG Asset Manager
                                Fax: 215-328-1190

      Address for Borrower:   c/o AIMCO
                                Stanford Place 3
                              4582 S. Ulster Street Parkway, Suite 1100
                             Denver, Colorado 80237
                              Attn.:  Patti K. Fielding
                                Fax: 303-300-3241



18.02. Entire Agreement; Modifications; Time of Essence. This Loan Agreement, together with the other Loan Documents, contain the entire agreement between Borrower and Lender relating to the Loan and supersede and replace all prior discussions, representations, communications and agreements (oral or written). If the terms of any of the Loan Documents are in conflict, this Loan Agreement shall control over all of the other Loan Documents unless otherwise expressly provided in such other Loan Document. No Loan Document shall be modified, supplemented or terminated, nor any provision thereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing. Time is of the essence with respect to all of Borrower's obligations under the Loan Documents.


18.03. Binding Effect; Joint and Several Obligations. This Loan Agreement and each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether by voluntary action of the parties or by operation of law. (The foregoing does not modify any conditions regulating Transfers.) If Borrower consists of more than one party, each shall be jointly and severally liable to perform the obligations of Borrower under the Loan Documents.


18.04. Duplicate Originals; Counterparts. This Loan Agreement and each of the other Loan Documents may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Loan Agreement and each of the other Loan Documents (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.


18.05. Unenforceable Provisions. Any provision of this Loan Agreement or any other Loan Documents which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such holding and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.


18.06. Governing Law. This Loan Agreement and each of the other Loan Documents shall be interpreted and enforced according to the laws of the state where the Property is located (without giving effect to rules regarding conflict of laws).


18.07. Consent to Jurisdiction. Borrower hereby consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the Property encumbered hereby is located with respect to any legal action or proceeding arising with respect to the Loan Documents and waives all objections which it may have to such jurisdiction and venue. Nothing herein shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security for the Loan provided in any of the Loan Documents.


18.08. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.


                                   ARTICLE 19
                              LIST OF DEFINED TERMS


19.01. Definitions. The following words and phrases shall have the meaning specified below.


            "Affiliate" of any Person means (a) any other Person which, directly or indirectly, is in Control of, is Controlled by or is under common Control with, such Person; (b) any other Person who is a director or officer of (i) such Person, (ii) any subsidiary of such Person, or (iii) any Person described in clause (a) above; or (c) any corporation, limited liability company or partnership which has as a director any Person described in clause (b) above.



            "Applicable Interest Rate" has the meaning set forth in Section 2.02(b) of this Loan Agreement. It is the interest rate from time to time accruing on the Loan.



            "Approved Budget" has the meaning set forth in Section 9.11(a)(v) of this Loan Agreement.



            "Assignment of Interest Rate Cap" means the Assignment of Interest Rate Cap Agreement dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's rights, title and interest in and to the Rate Cap Agreement.



            "Assignment of Leases and Rents" means the Assignment of Leases and Rents dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's right, title and interest in and to the Leases and the Rents with respect to the Property.



            "Assignment of Property Management Contract" means an Assignment of Property Management Contract and Subordination of Management Fees dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, and acknowledged by Property Manager or as applicable, any other Assignment of Property Management Contract executed pursuant to Section 9.14.



            "Bankruptcy   Code"  means  the  Bankruptcy  Reform  Act  of  1978
codified as 11 U.S.C. ss.101 et. seq., and the regulations issued thereunder, both as hereafter modified from time to time.



            "Borrower" has the meaning set forth in the introductory paragraph of this Loan Agreement.



            "Business Day" or "business day" means any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New York or Commonwealth of Pennsylvania are closed for a legal holiday or by government directive. When used with respect to the Interest Rate Adjustment Date, "Business Day" shall mean a day on which the banks are open for dealing in foreign currency and exchange in New York City and London.



            "Capital Expenditures" means any hard or soft costs spent to add, improve or expand property, plant and equipment assets (including, without limitation, the Replacements contemplated under the Loan) and/or amounts budgeted for the future for the same purposes.



            "Cash Flow Available for Debt Service" means, for a specified period, (a) the Operating Income less (b) Operating Expenses as determined by Lender.



            "Casualty" means the occurrence of damage or destruction to the Property, or any part thereof, by fire, flood, vandalism, windstorm, hurricane, earthquake, acts of terrorism or any other casualty.



            "Closing Date" means the date the Maximum Loan Amount is deposited by Lender with the closing agent.



            "Compliance    Certificate"    means   a   compliance    certificate
substantially in the form of Exhibit A hereto, signed by a Responsible Officer of Borrower.



            "Condemnation" means the taking by any Governmental Authority of the Property or any part thereof through eminent domain or otherwise (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking).



            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, beneficial interests, by contract or otherwise. The definition is to be construed to apply equally to variations of the word "Control" including "Controlled," "Controlling" or "Controlled by."



            "Data Delivery Failure" means, without reference to any cure period under Article 11, each instance that any of the following occur: (a) failure to deliver any of the reports, information, statements or other materials required under Section 9.11 within fifteen (15) business days after written notice from Lender, (b) failure to provide the Compliance Certificate within fifteen (15) business days after written notice from Lender, or (c) failure to permit Lender or its representatives to inspect or copy books and records within two (2) business days of Lender's written request.



            "Data Delivery Failure Fee" means an amount of Five Thousand and 00/100 Dollars ($5,000.00) for the first failure, Ten Thousand and 00/100 Dollars ($10,000.00) for the second failure, and Twenty-Five Thousand and 00/100 Dollars ($25,000.00) for the third failure and each failure thereafter.



            "Debt" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts due under the Loan Documents. The terms "Debt" and "Loan" have the same meaning whenever used in the Loan Documents.



            "Debt Service Coverage Ratio" means, as to a specific period, the ratio of (a) the Cash Flow Available for Debt Service, to (b) the principal and interest that would be due and payable under the Note based on the then current Applicable Interest Rate



            "Default Rate" has the meaning set forth in Section 2.04(e) of this Loan Agreement.



            "Disbursement Request" means a written request substantially in the form of Exhibit B from Borrower delivered to Lender, signed by a Responsible Officer of Borrower and requesting Lender to disburse funds from a Reserve Account. Each Disbursement Request shall describe in reasonable detail the use of the funds requested by the Disbursement Request and shall have attached to it, as applicable: (a) the original invoices for all items or materials purchased or services performed which are to be funded by the Disbursement Request, and (b) copies of all permits, licenses and approvals, if any, by any Governmental Authority confirming completion of the Reserve Items. If an original invoice is not available, Borrower shall be required to evidence, to Lender's satisfaction, the amounts expended for which reimbursement is requested.



            "Disclosure Documents" has the meaning set forth in Section 15.03 of this Loan Agreement.



            "Environmental   Indemnity"   means  the   Environmental   Indemnity
Agreement dated as of the Closing Date from Borrower and the other Environmental Indemnitors named therein to Lender.



            "Equity Interests" means (a) partnership interests (whether general or limited) in an entity which is a partnership; (b) membership interests in an entity which is a limited liability company; or (c) the shares or stock interests in an entity which is a corporation.



            "ERISA" means the Employee Retirement Income Security Act of 1974, and the regulations issued thereunder, all as amended or restated from time to time.



            "Event of  Default"  means any of the  events  specified  in Section
11.01 of this Loan Agreement.



            "Exit Fee" has the meaning set forth in Section 2.06 of this Loan Agreement.



            "Extension Fee" means an amount equal to one quarter percent (.25%) of the outstanding principal amount of the Loan as of the Maturity Date.



            "Extension Term" has the meaning set forth in Section 2.03(d) of this Loan Agreement.



            "First Extended Maturity Date" has the meaning set forth in Section 2.03(d) of this Loan Agreement.



            "First Extension Term" has the meaning set forth in Section 2.03(d) of this Loan Agreement.



            "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.



            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.



            "Guarantor" means AIMCO Properties, L.P., and any subsequent guarantors, individually or collectively as the context requires, who are executing the Guaranty as guarantors and the Environmental Indemnity as indemnitors. Guarantors are jointly and severally liable for their obligations under such agreements.



            "Guaranty"   means  the  Guaranty  of  Exceptions   to   Nonrecourse
Liability, dated as of the Closing Date, from Guarantor to Lender.



            "Immediate Repairs" means the repairs or improvements to the Property identified on Exhibit C hereto.



            "Immediate Repair Deposit" has the meaning set forth in Section 4.04(b) of this Loan Agreement, subject to adjustment as set forth in Section 4.04(d).



            "Immediate Repair Escrow Account" means an account held by Lender, or Lender's designee, in which the Immediate Repair Deposit will be held, which shall not constitute a trust fund.



            "Improvements" has the meaning set forth in the Security Instrument.



            "Indemnified Claim" means the basis for the Indemnified Party's claim for indemnification under Article 13 hereof.



            "Indemnified Parties" means Lender, together with its successors and assigns, which shall include, without limitation, any owner or prior owner or holder of the Note, any servicer of the Loan, any investor, or holder of a full or partial interest in the Loan, any receiver or other fiduciary appointed in a foreclosure or other proceeding under any Requirements of Law regarding creditors' rights, any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates of any and all of the foregoing, in all cases whether during the term of the Loan or as part of, or following, a foreclosure of the Security Instrument.



            "Insurance Premiums" means the premiums for the insurance Borrower is required to provide pursuant to Section 9.03 of this Loan Agreement.



            "Insurance Premium Escrow Account" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Insurance Premiums paid on the Closing Date and the Monthly Insurance Deposits will be held.



            "Interest Rate Adjustment Date" means the first (1st) day of each calendar month.



            "Interest Rate Index" means the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board forty-five (45) days prior to each Interest Rate Adjustment Date.



            "Land" has the meaning set forth in the Security Instrument.



            "Lease" has the meaning set forth in the Security Instrument.



            "Lender" has the meaning in the introductory paragraph of this Loan Agreement.



            "LIBOR Business Day" means a day upon which United States dollar deposits may be dealt in on the London and the New York City interbank markets and commercial banks and foreign exchange markets are open in London and New York City.



            "LIBOR Rate" means the average of London Interbank Offered Rates (in U.S. dollar deposits) for a term of one month determined solely by Lender as of each Interest Rate Adjustment Date. On each Interest Rate Adjustment Date, Lender will obtain the close-of-business LIBOR Rate from "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service) on the last business day of the month immediately preceding the Interest Rate Adjustment Date. If Telerate Service ceases publication or ceases to publish the LIBOR Rate, Lender shall select a comparable publication to determine the LIBOR Rate and provide notice thereof to Borrower. The LIBOR Rate may or may not be the lowest rate based upon the market for U.S. dollar deposits in the London Interbank Eurodollar Market at which Lender prices loans on the date on which the LIBOR Rate is determined by Lender as set forth above.



            "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing and a mechanics' or materialman's lien).



            "Liquidity" means cash and unencumbered, marketable securities.



            "Loan" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts due under the Loan Documents. The terms "Loan" and "Debt" have the same meaning whenever used in the Loan Documents.



            "Loan Agreement" means this Loan Agreement.



            "Loan Documents" means, collectively, this Loan Agreement, the Note, the Security Instrument, the Assignment of Leases and Rents, the Assignment of Property Management Contract, the Environmental Indemnity, the Guaranty, the Lockbox Agreement, the Assignment of Interest Rate Cap Agreement, the Rate Cap Provider Consent and any and all other documents and agreements executed in connection with the Loan, as each such agreement may be modified, supplemented, consolidated, extended or reinstated from time to time.



            "Loan to Value Ratio" means with respect to the specified period, the ratio obtained by dividing (a) the Maximum Loan Amount, by (b) either, as selected in Lender's discretion, the "as-is" or "as-stabilized" value of the Property as set forth in the appraisal obtained by Lender in connection with its underwriting of the Loan or any update thereto, whichever is most recent; provided however, that should the Operating Income or market rents for the Property as underwritten by Lender change by ten percent (10%) or more during the period in question, Lender may obtain a new appraisal at Borrower's expense.



            "Lockbox Account" means the Deposit Account and Lockbox as such terms are defined in the Lockbox Agreement.



            "Lockbox Agreement" means the Lockbox - Deposit Account and Control Agreement dated as of the Closing Date between Borrower, PNC Bank, National Association and Lender.



            "Lockbox Trigger Event" has the meaning set forth in the Lockbox Agreement.



            "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities and liabilities under federal and state securities laws), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind or nature (including without limitation reasonable legal fees and other costs of defense).



            "Margin" has the meaning set forth in Section 2.02(b) of this Loan Agreement.



            "Material Adverse Effect" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event, act, condition circumstances, whether or not related, in Lender's reasonable judgment, a material adverse change in, or a materially adverse effect upon (a) the business, operations, prospects or financial condition of Borrower or Guarantor;
(b) the ability of Borrower or Guarantor to perform its obligations under any Loan Document to which it is a party; (c) the value or condition of the Property; (d) compliance of the Property with any Requirements of Law; (e) the validity, priority or enforceability of any Loan Document or the liens, rights (including, without limitation, recourse against the Property) or remedies of Lender hereunder or thereunder; or (f) the occupancy rate of the Property.



            "Maturity Date" has the meaning set forth in Section 2.03(c) of this Loan Agreement. If Borrower has extended the Maturity Date in accordance with this Loan Agreement, references thereafter in this Loan Agreement shall mean the Maturity Date as so extended, unless the context otherwise requires.



            "Maximum Loan Amount" means the maximum principal amount of $8,500,000.00, in lawful money of the United States of America, to be advanced to Borrower pursuant to this Loan Agreement. Reference in the Loan Agreement to "Maximum Loan Amount" mean the maximum principal amount, irrespective of actual principal amount outstanding or actually advanced to Borrower during the term of the Loan.



            "Minimum Interest Rate" has the meaning set forth in Section 2.02(b) of this Loan Agreement.



            "Monthly Insurance Deposit" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve (12) months, subject to adjustment as set forth in Section 4.03(d) of this Loan Agreement.



            "Monthly  Replacement  Reserve Deposit" has the meaning set forth in
Section  4.05(b) of this Loan  Agreement,  subject to adjustment as set forth in
Section 4.05(d).



            "Monthly Tax Deposit" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months, subject to adjustment as set forth in Section 4.02(d) of this Loan Agreement.



            "Moody's" means Moody's Investors Service, Inc. and any successor thereto.



            "Net Worth" means, as of a given date, a Person's equity calculated in conformance with GAAP by subtracting total liabilities from total tangible assets.



            "Note" means the Promissory Note dated as of the Closing Date from Borrower to the order of Lender in the original principal amount equal to the Maximum Loan Amount.



            "Obligations" means the Loan, and all other obligations and liabilities of the Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Loan the Loan Documents, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of legal counsel) or otherwise.



            "OFAC List" means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.



            "Operating Account" means the bank account in the name of Borrower established with Bank of America given account number 000772787211.



            "Operating Agreements" has the meaning set forth in the Security Instrument.



            "Operating Expenses" means all cash expenses actually incurred by or charged to Borrower (appropriately pro-rated for any expenses that, although actually incurred in a particular period, also relate to other periods), with respect to the ownership, operation, leasing and management of the Property in the ordinary course of business, determined in accordance with GAAP, and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect which Operating Expenses are also adjusted to include any underwritten reserves for Replacements and any other underwritten reserves as determined by Lender whether or not required to be reserved. Operating Expenses shall specifically exclude (1) capital expenditures, (2)
depreciation, (3) payments made in connection with the payment of the outstanding principal balance of the Loan, (4) costs of Restoration following a Casualty or Condemnation, (5) funds disbursed from any Reserve Account, and (6) any other non-cash items.



            "Operating Income" means all gross cash income, revenues and consideration received or paid to or for the account or benefit of Borrower resulting from or attributable to the operation or leasing of the Property determined in accordance with GAAP and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect but excluding any income or revenues from a sale, refinancing, Casualty or Condemnation, payment of rents more than one (1) month in advance, lease termination payments, or payments from any other events not related to the ordinary course of operations of the Property.



            "Organizational Chart" means the chart attached hereto as Exhibit D which shows all persons or entities having an ownership interest in Borrower and in the SPE Equity Owner.



            "Other Charges" means all ground rents, maintenance charges, impositions (other than Taxes) and similar charges (including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property), now or hereafter assessed or imposed against the Property, or any part thereof, together with any penalties thereon.



            "Payment Due Date" has the meaning set forth in Section 2.03(b) of this Loan Agreement. It is the date that a regularly scheduled payment of principal and interest (or interest if the loan payments are interest-only) is due.



            "Permitted Encumbrances" means only those exceptions shown in the Title Insurance Policy and each other Lien which has been approved in writing by Lender.



            "Permitted Transfer" means each of the following:



(a) Transfers of Equity Interests which, in the aggregate over the term of the Loan (i) do not exceed forty-nine percent (49%) of the total interests in Borrower or in SPE Equity Owner, as applicable; (ii) do not result in any Person holding an Equity Interest in Borrower or SPE Equity Owner, as applicable, which exceeds forty-nine percent (49%) of the total Equity Interests in Borrower or in SPE Equity Owner, as applicable; and (iii) do not result in a change of Control.


(b) Transfers with respect to any Person whose stocks or certificates are traded on a nationally recognized stock exchange.


(c)  Transfers  which have been  approved by Lender in  accordance  with Section
10.02 of this Loan Agreement.


(d) Permitted Encumbrances.


(e) All Transfers of worn out or obsolete furnishings, fixtures or equipment that are promptly replaced with property of equivalent value and functionality.


(f) Intentionally Omitted.


(g) All Leases which have been approved by the Lender pursuant to Section 9.06 or that not require Lender's approval pursuant to Section 9.06.


(h) Transfers of Equity Interests in Borrower or SPE Equity Owner to AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO OP") or to an Affiliate of AIMCO OP, provided that such Transfers do not result in a change in Control.


            "Person" means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.



            "Personal Property" has the meaning set forth in the Security Instrument.



            "Prepayment Fee" has the meaning set forth in Section 2.05(b) of this Loan Agreement.



            "Property" has the meaning set forth in the Security Instrument.



            "Property Management Contract" means the agreement dated January 1, 2003 between Borrower and Property Manager which provides for the management of the Property for Borrower by Property Manager.



            "Property Manager" means OP Property Management, LP, a Delaware limited partnership.



            "Rate Cap" means each interest rate cap obtained by Borrower as protection against interest rate fluctuations under the Loan.



            "Rate Cap Agreement" means the written agreement evidencing the financial and performance terms of the Rate Cap purchased by Borrower from Rate Cap Provider which satisfies all requirements of Section 2.07 of this Loan Agreement.



            "Rate Cap Provider" means the counterparty issuing a rate cap to Borrower.



            "Rate Cap Provider Consent" means the Rate Cap Provider Consent and Acknowledgement to Assignment of Rate Cap with respect to the assignment of the Rate Cap from Borrower to Lender, executed by the Rate Cap Provider in favor of Lender.



            "Rating Agencies" means Fitch, Inc., Moody's and S&P, or any successor entity of the foregoing, or any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Lender or its designees in connection with or in anticipation of Securitization or any other sale or grant of participation interest in the Loan (or any part thereof).



            "Rating Confirmation" means a written confirmation from each of the Rating Agencies (unless otherwise agreed by Lender) that an action shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with a Securitization.



            "Rent Roll" means a written statement from Borrower, substantially in the form attached hereto as Exhibit E, detailing the names of all tenants of the Property, the portion of Property occupied by each tenant, the base rent and any other charges payable under each Lease, the term of each Lease, the beginning date and expiration date of each Lease, whether any tenant is in default under its Lease (and detailing the nature of such default), and any other information as is reasonably required by Lender, all certified by a Responsible Officer to be true, correct and complete.



            "Rents" has the meaning set forth in the Security Instrument.



            "Replacement Reserve Account" means an account held by Lender, or Lender's designee, in which the Monthly Replacement Reserve Deposits will be held, which shall not constitute a trust fund.



            "Replacements" means the scheduled repairs and replacements to the Property identified on Exhibit D hereto.



            "Requirements of Law" means (a) the organizational documents of an entity, and (b) any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority, or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person, any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.



            "Reserve Accounts" means, individually and collectively, as the context requires, the Tax Escrow Account, the Insurance Premiums Escrow Account, the Immediate Repair Escrow Account and the Replacement Reserve Account.



            "Reserve Item" means, individually and collectively, as the context requires, the Immediate Repairs and the Replacements.



            "Responsible Officers" means, as to any Person, an individual who is a managing member, a general partner, the chief executive officer, the president or any vice president of such Person or, with respect to financial matters, the chief financial officer or treasurer of such Person or any other officer authorized by such Person to deliver documents with respect to financial matters pursuant to this Loan Agreement.



            "Restoration" means the repairs, replacements, improvements, or rebuilding of or to the Property following a Casualty or Condemnation.



            "Restoration  Deficiency  Deposit"  has the  meaning  set  forth  in
Section 9.04(d) of this Loan Agreement. All amounts deposited by Borrower with Lender as the Restoration Deficiency Deposit shall become a part of the Restoration Proceeds and disbursed by Lender for Restoration on the same conditions applicable to disbursement of Restoration Proceeds and, until so disbursed, are pledged to Lender as security for the Loan and Obligations.



            "Restoration Holdback" has the meaning set forth in Section 9.04(e) of this Loan Agreement.



            "Restoration Proceeds" has the meaning set forth in Section 9.04(b) of this Loan Agreement.



            "S & P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.



            "Second Extended Maturity Date" has meaning set forth in Section 2.03(d) of this Loan Agreement.



            "Second Extension Term" has meaning set forth in Section 2.03(d) of this Loan Agreement.



            "Securities Act" means the Securities Act of 1933 and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.



            "Securities Liabilities" has the meaning provided in Section 15.05 of this Loan Agreement.



            "Securities Exchange Act" means the Securities Exchange Act of 1934, and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.



            "Securitization" or "Securitize" means the sale of the Loan, by itself or as part of pool with other loans, in a transaction whereby mortgage pass-through certificates or other securities evidencing a beneficial interest, backed by the Loan or such pool of loans, will be sold as a rated or unrated public offering or private placement.



            "Security Instrument" means the Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, or the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, or the Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing as applicable, encumbering the Property and executed by Borrower to Lender or to a trustee for the benefit of Lender, as the case may be, to secure Borrower's payment of the Loan and performance of the Obligations.



            "Single Purpose Entity" has the meaning set forth in Section 7.02 of this Loan Agreement.



            "SPE Equity Owner" means Oak Run GP, L.L.C., a South Carolina limited liability company.



            "Standard Lease Form" means, as applicable, the standard form of lease agreement used by Borrower for the rental of residential units at the Property in the form certified to Lender as of the Closing Date or subsequently approved by Lender in writing.


            "Strike Rate" means (a) with respect to the period from and including the Closing Date through October 1, 2007, 6.0%,.



            "Tax Code" means the  Internal  Revenue Code of 1986 and the related
Treasury   Department   regulations  issued  thereunder,   including   temporary
regulations, all as amended from time to time.



            "Tax Escrow Account" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Taxes made on the Closing Date and the Monthly Tax Deposits will be held, which shall not constitute a trust fund.



            "Taxes" means all real estate taxes, government assessments or impositions, lienable water charges, lienable sewer rents, assessments due under owner association documents, and all other charges (other than the Other Charges), now or hereafter levied or assessed against the Land and Improvements.



            "Title Insurance Policy" means the mortgagee title insurance policy obtained by Lender in connection with the Loan, and, until the issuance of such policy, the commitment for title insurance as marked-up as of the Closing Date, in either case in form and substance (with such endorsements and affirmative coverages) as is satisfactory to Lender, insuring that the Security Instrument constitutes a perfected first Lien against the Property in the Maximum Loan Amount, subject only to Permitted Encumbrances.



            "Transfer" means any action other than a Permitted Transfer by which either (a) the legal or beneficial ownership of the Equity Interests in Borrower or in SPE Equity Owner or in the Guarantor or (b) the legal or equitable title to the Property, or any part thereof, or (c) the cash flow from the Property or any portion thereof, are sold, assigned, transferred, hypothecated, pledged or otherwise encumbered or disposed of, in each case (a), (b) or (c) whether undertaken, directly or indirectly, or occurring by operation of law or otherwise, including, without limitation, each of the following actions:



(i) the sale, conveyance, assignment, grant of an option with respect to, mortgage, deed in trust, pledge, grant of a security interest in, or any other transfer, as security or otherwise, of the Property or with respect to the Leases or Rents (or any thereof);


(ii) the grant of an easement across the Property (other than minor easements not having a Material Adverse Effect) or any other agreement granting rights in or restricting the use or development of the Property (including, without limitation, air rights);


(iii) an installment sale wherein Borrower agrees to sell the Property for a price to be paid in installments;


(iv)        an agreement by Borrower  leasing all or a  substantial  part of the
            Property  for  other  than  actual   occupancy  by  a  space  tenant
            thereunder; or


(v) the issuance of additional partnership, membership or other equity interests, as applicable.


            "UCC" means the Uniform Commercial Code in effect in the State where the Property is located, as from time to time amended or restated. For purposes of the UCC's application to the Reserve Accounts, the parties agree that the Reserve Accounts shall be deemed located in the state where the Property is located.



            "Underwriter Group" has the meaning provided in Section 15.05 of this Loan Agreement.



ARTICLE 20
                              LOCAL LAW PROVISIONS


      The provisions set forth below control in the event of any conflict with the other terms of this Loan Agreement or any other Loan Agreement.

20.01. Loan Charges. Borrower and Lender intend at all times to comply with the law of the State of Texas governing the maximum rate or amount of interest payable on or in connection with the Note and the Debt (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under the Note or under any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or of acceleration of the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of the Note (or, if the Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Note, the Security Instrument and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Note or any other Loan Document reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Note or any other Loan Document. The right to accelerate the Maturity Date does not include the right to accelerate any interest, which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Debt shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the applicable usury ceiling. Notwithstanding any provision contained in the Note, the Security Instrument or any other Loan Document that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of the Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Debt shall not exceed the amount calculated on a simple (i.e., noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances and any advances made pursuant to the Security Instrument or other Loan Documents (such as for the payment of taxes, insurance premiums and similar expenses or costs).

      IN WITNESS WHEREOF, Lender and Borrower hereby sign, seal and deliver this Loan Agreement. By signing below on behalf of Borrower, SPE Equity Owner also consents, in its individual capacity, to the obligations of SPE Equity Owner set forth in Sections 7.02(b), 9.11(c) and Article 15 of this Loan Agreement.

                                     LENDER:

                                    GMAC COMMERCIAL MORTGAGE BANK, a Utah
                                     industrial bank



                                    By:
                                      Name:
                                       Title:

                                    BORROWER:

                                    OAK RUN, L.P., a South Carolina limited
                                         partnership (doing business in Texas
                                         as Oak Run of Dallas, L.P.)

                                    By:  Oak Run GP, L.L.C., a South Carolina
                                           limited liability company, its
                                           general partner

                                         By:  Century Properties Fund XVIII,
                                                 a California limited
                                                 partnership, its sole member

                                              By:  Fox Partners, a California
                                                      general partnership,
                                                      its general partner

                                                   By:   Fox Capital
                                                            Management
                                                            Corporation, a
                                                            California
                                                            corporation, its
                                                            managing partner


                                                 By: /s/Patti K.Fielding
                                                     Patti K. Fielding
                                                     Executive Vice President



                                          Borrower's State Identification
Number:

                                         Borrower's Tax Identification
Number:
                                          57-1089755

Attachments (available upon request):

Exhibit A  Compliance  Certificate  Form
Exhibit B  Disbursement  Request  Form
Exhibit C Immediate  Repairs
Exhibit D Organizational  Chart
Exhibit E Rent Roll
Exhibit F Requirements
Exhibit G Intentionally Omitted

   Exhibit  10.8



                                 PROMISSORY NOTE

$8,500,000.00                                         As of September 30, 2004

      FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, OAK RUN, L.P., a South Carolina limited partnership (doing business in Texas as Oak Run of Dallas, L.P.) ("Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank (together with its successors and assigns, "Lender"), at Lender's office located at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044-0809, Attn: Servicing - Accounting Manager, or at such other place as Lender may designate to Borrower in writing from time to time, the principal amount of Eight Million Five Hundred Thousand and 00/100 DOLLARS ($8,500,000.00), together with interest thereon, in the amounts, at the times and otherwise in accordance with the terms set forth in that certain Loan Agreement of even date herewith ("Loan Agreement") between Borrower and Lender, which terms are incorporated herein by this reference.

ARTICLE 1
                                  TERMS OF NOTE

1.01 Loan Agreement. This Note is the promissory note referred to in the Loan Agreement. All capitalized terms used herein and not defined herein have the meaning provided in the Loan Agreement. All of the terms, conditions and provisions of the Loan Agreement applicable to this Note and the debt evidenced hereby are incorporated herein by this reference.

1.02 Negotiable Instrument. Borrower agrees that this Note is a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

1.03 Exculpation. NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, BORROWER'S PERSONAL LIABILITY FOR PAYMENT OF THIS NOTE AND PERFORMANCE OF THE OBLIGATIONS UNDER THIS NOTE IS LIMITED IN THE SAME MANNER AND TO THE SAME EXTENT AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT.

1.04 Borrower's Waivers. Borrower, for itself and all others who may become liable for payment of all or any portion of this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, protest, nonpayment, demand, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any portion of this Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Note or any of the other Loan Documents.

1.05 Unconditional Payment. Any payment received by Lender hereunder that is required to be refunded or recovered from Lender as a voidable preference or a fraudulent transfer or is otherwise set-aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as a payment made on the Loan or under this Note. Borrower's liability under this Note to make such payment shall be reinstated, notwithstanding that this Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

ARTICLE 2
                              DEFAULT AND REMEDIES

2.01 Event of Default. The occurrence of an "Event of Default" as that term is defined under the Loan Agreement shall constitute an "Event of Default" under this Note.

2.02 Cumulative and Independent Remedies. Following an Event of Default (which has not been waived in writing by Lender), Lender, without notice or consent from Borrower, shall be entitled to exercise all rights and remedies as have been provided to Lender hereunder, under the Loan Agreement and other Loan Documents, by law or in equity. Such rights and remedies are cumulative and may be exercised independently, concurrently or successively in Lender's sole discretion and as often as occasion therefor shall arise. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances or constitute Lender's waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Note to be given). Lender may release security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, and may apply any security held by it to payment of the Loan, in each case without prejudice to its rights under this Note. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.01 Incorporation from Loan Agreement. All provisions of Articles 17 and 18, inclusive, of the Loan Agreement are incorporated into this Note by this reference, as if fully reproduced herein.

3.02 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ITS RIGHT, TO THE FULL EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

ARTICLE 4
                              LOCAL LAW PROVISIONS

      The provisions set forth below control in the event of any conflict with the other terms of this Note.

      4.01 Loan Charges. Borrower and Lender intend at all times to comply with the law of the State of Texas governing the maximum rate or amount of interest payable on or in connection with this Note and the Debt (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under this Note or under any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or of acceleration of the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of this Note (or, if this Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of this Note, the Security Instrument and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under this Note or any other Loan Document reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under this Note or any other Loan Document. The right to accelerate the Maturity Date does not include the right to accelerate any interest, which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Debt shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note, the Security Instrument or any other Loan Document that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Debt shall not exceed the amount calculated on a simple (i.e., noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances and any advances made pursuant to the Security Instrument or other Loan Documents (such as for the payment of taxes, insurance premiums and similar expenses or costs).


         [Remainder of page is blank; signatures appear on next page.]

      IN WITNESS WHEREOF, the undersigned hereby signs, seals and delivers this Note, intending to be legally bound hereby.

                                    OAK RUN, L.P., a South Carolina limited
                                         partnership (doing business in Texas
                                         as Oak Run of Dallas, L.P.)

                                    By:  Oak Run GP, L.L.C., a South Carolina
                                           limited liability company, its
                                           general partner

                                         By:  Century Properties Fund XVIII,
                                                 a California limited
                                                 partnership, its sole member

                                              By:  Fox Partners, a California
                                                      general partnership,
                                                      its general partner

                                                   By:   Fox Capital
                                                            Management
                                                            Corporation, a
                                                            California
                                                            corporation, its
                                                            managing partner


                                                   By:/s/Patti K. Fielding
                                                      Patti K. Fielding
                                                      Executive Vice President

                                                                   Exhibit 10.9

                                    GUARANTY
                      (Exceptions to Nonrecourse Liability)

      THIS GUARANTY ("Guaranty") is made as of this 30th day of September, 2004 in favor of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank (together with its successors and assigns, "Lender") by AIMCO PROPERTIES, L.P., a Delaware limited partnership (who, whether one or more, together are referred to as "Guarantors" and each individually as "Guarantor").

                                   BACKGROUND

A. OAK RUN, L.P., a South Carolina limited partnership (doing business in Texas as Oak Run of Dallas, L.P.) ("Borrower") and Lender are entering into a certain Loan Agreement of even date herewith ("Loan Agreement") pursuant to which Lender will make a loan ("Loan") to Borrower in the maximum principal amount of $8,500,000.00. The Loan also will be evidenced by Borrower's promissory note to Lender of even date herewith ("Note") and secured by, among other things, a mortgage, deed of trust, deed to secure debt or similar security instrument made by Borrower to Lender also of even date herewith ("Security Instrument") which grants to Lender, among other things, a first lien on the property described therein.

B. Each Guarantor owns a direct or indirect interest in Borrower and will derive substantial benefit from Lender's making of the Loan to Borrower.

C. Lender requires as a condition to making the Loan that Guarantors agree, jointly and severally, to guaranty for the benefit of Lender, and its successors and assigns, all obligations and liabilities of Borrower with respect to the Loan for which Borrower is personally liable.

      NOW, THEREFORE, to induce Lender to make the Loan to Borrower, and in consideration of the substantial benefit each Guarantor will derive from the Loan, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, each Guarantor hereby agrees as follows:

                                   ARTICLE 1
                                  DEFINED TERMS

1.01 Defined Terms. Capitalized terms used in this Guaranty and not specifically defined in this Guaranty have the meaning provided in the Loan Agreement.

                                   ARTICLE 2
                              OBLIGATION GUARANTEED

2.01 Guaranty of Loan Obligations. Each Guarantor, jointly and severally, irrevocably and unconditionally, guarantees to Lender the prompt payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations and liabilities of Borrower for which Borrower is, or shall become, personally liable pursuant to the Loan Agreement and other Loan Documents, as and to the extent provided in Article 12 of the Loan Agreement ("Guaranteed Obligations").

2.02 Continuing Obligation. This Guaranty is a continuing guaranty and in full force and effect and will be discharged only if and when the Loan has been paid in full, and all obligations under the Loan Agreement and other Loan Documents have been fully performed; provided, however, that notwithstanding any of the foregoing to the contrary, this Guaranty shall remain in full force and effect for so long as any payment hereunder may be voided in bankruptcy proceedings as a preference or for any other reason.

2.03 Direct Action Against Guarantor. Each Guarantor's liability under this Guaranty is a guaranty of payment and performance and not of collection. Lender has the right to require each Guarantor to pay, comply with and satisfy its obligations and liabilities under this Guaranty, and shall have the right to proceed immediately against each Guarantor with respect thereto, without being required to attempt recovery first from Borrower or any other party, without first suing on the Note or any other Loan Document and without demonstrating that the collateral for the Loan is inadequate security or that Lender has exercised (to any degree) or exhausted any of Lender's other rights and remedies with respect to Borrower or any collateral for the Loan.

                                   ARTICLE 3
                          GENERAL TERMS AND CONDITIONS

3.01 Payments; Interest on Amounts Payable Hereunder. Amounts payable to Lender under this Guaranty shall be immediately due and payable on Lender's written demand and shall be paid without reduction by set-off, defense, counterclaim or cross-claim. Interest at the Default Rate (or the maximum interest rate permitted by applicable law) shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of amounts due under this Guaranty until such judgment is paid in full. Lender may apply all money received by Lender to payment or reduction of the Loan or reimbursement of Lender's expenses, in such priority and proportions, and at such time or times as Lender may elect.

3.02 Cumulative Remedies. Guarantors acknowledge that, following an Event of Default with respect to the Loan, Lender is entitled to accelerate the Loan and exercise all other rights and remedies as have been provided to Lender under the other Loan Documents, by law or in equity, including, without limitation enforcement of this Guaranty. All rights and remedies of Lender are cumulative and may be exercised independently, concurrently or successively in Lender's sole discretion and as often as occasion therefor shall arise. Lender's delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default with respect to the Loan shall not be deemed a waiver of such right as remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Guarantor in any instance will not entitle Guarantor to notice or demand in similar or other circumstances nor constitute Lender's waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Guaranty to be given). Lender may release other security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Loan, in each case without prejudice to its rights under this Guaranty and without such action being deemed an accord and satisfaction or a reinstatement of the Loan. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

3.03 Enforcement Costs. Guarantors hereby agree to pay, on written demand by Lender, all costs incurred by Lender in collecting any amount payable under this Guaranty or enforcing or protecting its rights under the Guaranty, in each case whether or not legal proceedings are commenced. Such fees and expenses include, without limitation, reasonable fees for attorneys, paralegals and other hired professionals, a reasonable assessment of the cost of services performed by Lender's default management staff, court fees, costs incurred in connection with pre-trial, trial and appellate level proceedings (including discovery and expert witnesses), costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts incurred by Lender shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within ten (10) business days after Lender's written demand for payment.

3.04 Unimpaired Liability. Each Guarantor acknowledges and agrees that all obligations hereunder are and shall be absolute and unconditional under any and all circumstances without regard to the validity, regularity or enforceability of any or all of the Loan Documents or the existence of any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the foregoing, each Guarantor acknowledges and agrees that its respective liability hereunder shall in no way be released, terminated, discharged, limited or impaired by reason of any of the following (whether or not Guarantor has any knowledge or notice thereof): (a) Borrower's lack of authority or lawful right to enter into any of the Loan Documents; (b) any modification, supplement, extension, consolidation, restatement, waiver or consent provided by Lender with respect to any of the Loan Documents including, without limitation, approval to a Transfer or the grant of extensions of time for payment or performance; (c) failure to record any Loan Document or to perfect any security interest intended to be provided thereby or otherwise to protect, secure or insure any collateral for the Loan; (d) Lender's failure to exercise, or delay in exercising, any rights or remedies Lender may have under the Loan Documents or under this Guaranty; (e) the release or substitution, in whole or in part, of any collateral for the Loan or acceptance of additional collateral for the Loan; (f) the release of any Guarantor from performance, in whole or in part, under this Guaranty or the release of Borrower from performance, in whole or in part, under any of the Loan Documents, in each case whether by operation of law, Lender's voluntary act, or otherwise; (g) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower, SPE Equity Owner, any other Guarantor or Lender; (h) the termination or discharge of the Security Instrument or the exercise of any power of sale or any foreclosure (judicial or otherwise) or delivery or acceptance of a deed-in-lieu of foreclosure; (i) the existence of any claim, setoff, counterclaim, defense or other rights which Guarantor may have against Borrower, SPE Equity Owner, any other Guarantor or Lender, whether in connection with the Loan or any other transaction; or (j) the accuracy or inaccuracy of the representations and warranties made by Borrower in any of the Loan Documents.

3.05 Waivers. Each Guarantor hereby waives and relinquishes, to the fullest extent permitted by law: (a) all rights or claims of right to cause a marshalling of assets or to cause Lender to proceed against any of the collateral for the Loan before proceeding under this Guaranty against it or any other Guarantor; (b) all rights and remedies accorded by applicable law to sureties or guarantors, except any rights of subrogation and contribution (the exercise of which are subject to the terms of this Guaranty); (c) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought by or against it; (d) notice of acceptance of this Guaranty and of any action taken or omitted in reliance hereon; (e) presentment for payment, demand, protest, notice of nonpayment or failure to perform or observe, or any other proof, notice or demand to which it might otherwise be entitled with respect to its obligations hereunder; and (f) all homestead or exemption rights against the obligations hereunder and the benefits of any statutes of limitation or repose.

3.06 Guarantor Bound by Judgment Against Borrower. Each Guarantor agrees that it shall be bound conclusively, in any jurisdiction, by the judgment in any action by Lender against Borrower in connection with the Loan Documents (wherever instituted) as if such Guarantor were a party to such action even if not so joined as a party.

3.07        Certain Consequences of Borrower's Bankruptcy.

(a) If Borrower shall be subject to the protection of the Bankruptcy Code or any insolvency law the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to accelerate and declare the Loan immediately due and payable, Lender may, as against each Guarantor, nevertheless declare the Loan due and payable and enforce any or all of its rights and remedies against any Guarantor as provided herein.

(b) Any payment made on the Loan, whether made by Borrower or any Guarantor or any other Person, that is required to be refunded or recovered from Lender as a preference or a fraudulent transfer or is otherwise set-aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as a payment made on the Loan or under this Guaranty. Each Guarantor's liability under this Guaranty shall continue with respect to any such payment, or be deemed reinstated, with the same effect as if such payment had not been received by Lender, notwithstanding any notice of revocation of this Guaranty prior to such avoidance or recovery or payment in full of the Loan, until such time as all periods have expired within which Lender could be required to return any amount paid at any time on account of the Guaranteed Obligations.

(c) Until payment in full of the Loan (including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code, which interest the parties agree remains a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantors agree not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantors and hereby assign such indebtedness to Lender, including the right (but not the obligation) to file proof of claim and to vote in any other bankruptcy or insolvency action, including the right to vote on any plan of reorganization, liquidation or other proposal for debt adjustment under Federal or state law.

3.08 Subrogation and Contribution. Each Guarantor agrees that no payment by it under this Guaranty shall give rise to (a) any rights of subrogation against Borrower or the collateral for the Loan, or (b) any rights of contribution against any other Guarantor, in each case unless and until Lender has received full and indefeasible payment of the Loan. If the deferral of such rights shall be unenforceable for any reason, each Guarantor agrees that (a) its rights of subrogation shall be junior and subordinate to Lender's rights against Borrower and the collateral for the Loan, and (b) its rights of contribution against any other Guarantor shall be junior and subordinate to Lender's rights against each other Guarantor.

3.09 Subordination of Borrower's Obligations to Guarantor. Any indebtedness of Borrower to any Guarantor, now or hereafter existing, together with any interest thereon, shall be and hereby is deferred, postponed and subordinated to the prior payment in full of the Loan. Further, each Guarantor agrees that should such Guarantor receive any payment, satisfaction or security for any indebtedness owed by Borrower to it, the same shall be delivered to Lender in the form received (endorsed or assigned as may be appropriate) for application on account of, or as security for, the Loan and until so delivered to Lender, shall be held in trust for Lender as security for the Loan.

3.10 Lender Transferees; Secondary Market Activities. Each Guarantor acknowledges and agrees that Lender, without notice to any Guarantor or any Guarantor's prior consent, may assign all or any portion of its rights hereunder in connection with any sale or assignment of the Loan or servicing rights related to the Loan, each grant of participations in the Loan, a transfer of the Loan as part of a Securitization in which Lender assigns its rights to a securitization trustee, or a contract for the servicing of the Loan, and that each such assignee, participant or servicer shall be entitled to exercise all of Lender's rights and remedies hereunder. Each Guarantor further acknowledges that Lender may provide to third parties with an existing or prospective interest in the servicing, enforcement, ownership, purchase, participation or Securitization of the Loan, including, without limitation, any Rating Agency rating the securities issued in respect of a Securitization or participation of the Loan, and any entity maintaining databases on the underwriting and performance of commercial mortgage loans, any and all information which Lender now has or may hereafter acquire relating to the Loan, the Property or with respect to Borrower or any Guarantor, as Lender determines necessary or desirable. Each Guarantor irrevocably waives all rights it may have under applicable law, if any, to prohibit such disclosure, including, without limitation, any right of privacy.

3.11 Financial Reports, Inspection of Records. Each Guarantor agrees to furnish to Lender (a) an annual personal financial statement if Guarantor is an individual or an annual balance sheet and statement of changes in Guarantor's financial position if Guarantor is not an individual, each to be delivered within ninety (90) days after the end of the calendar year or close of the Guarantor's fiscal year, as applicable; and (b) such additional financial information (including, without limitation, copies of state and Federal income tax returns) as Lender may reasonably require from time to time (but no more frequently than annually unless an Event of Default exists with respect to the
Loan). Each financial report provided by a Guarantor shall be certified by such Guarantor to be complete and accurate and shall be prepared in reasonable detail in accordance with consistently applied accounting methods reasonably acceptable to Lender. Lender and its agents have the right, upon prior written notice to Guarantor (notice to be given unless an Event of Default exists with respect to the Loan), to examine the records, books and other papers which reflect upon such Guarantor's financial condition and to make copies and abstracts from such materials.

3.12        Intentionally Omitted.

3.13        Intentionally Omitted.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

4.01 Guarantor Due Diligence and Benefit. Each Guarantor represents and warrants to Lender that (a) the Loan and this Guaranty are for commercial purposes, (b) it has had adequate opportunity to review the Loan Documents, (c) it is fully aware of obligations of Borrower thereunder and of the financial condition, assets and prospects of Borrower, and (d) it is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of the matters contemplated by clauses (a)-(c) above and in no part upon any representation, warranty or statement of Lender with respect thereto.

4.02 General. Each Guarantor individually, as to such Guarantor, represents and warrants that:

(a) Authority. Guarantor has the full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder. If Guarantor is not an individual: (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor's behalf has been validly authorized and directed to sign this Guaranty.

(b) Valid and Binding Obligation. This Guaranty constitutes Guarantor's legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent enforceability may be limited under applicable bankruptcy and insolvency laws and similar laws affecting creditors' rights generally and to general principles of equity.

(c) No Conflict with Other Agreement. Guarantor's execution, delivery and performance of this Guaranty will not (i) violate Guarantor's organizational documents if Guarantor is not an individual, (ii) result in the breach of, or conflict with, or result in the acceleration of, any obligation under any guaranty, indenture, credit facility or other instrument to which Guarantor or any of its assets may be subject, or (iii) violate any order, judgment or decree to which Guarantor or any of its assets is subject.

(d) No Pending Litigation. No action, suit, proceeding or investigation, judicial, administrative or otherwise (including without limitation any reorganization, bankruptcy, insolvency or similar proceeding), currently is pending or, to the best of Guarantor's knowledge, threatened against Guarantor which, either in any one instance or in the aggregate, may have a material, adverse effect on Guarantor's ability to perform its obligations under this Guaranty.

(e) Consideration. Guarantor owns a direct or indirect interest in Borrower and will derive substantial benefit from the Loan to Borrower.

(f) Financial Condition. Guarantor currently is solvent and will not be rendered insolvent by providing this Guaranty. No change that would have a Material Adverse Effect has occurred in the financial condition of Guarantor since the date of its most recent financial statements submitted to Lender, other than has been disclosed in writing to Lender and acknowledged by Lender.

                                   ARTICLE 5
                                  MISCELLANEOUS

5.01 Notices. All notices and other communications under this Guaranty are to be in writing and addressed in the case of Lender to the address as set forth below and in the case of each Guarantor, as set forth below such Guarantor's signature hereto. Default or demand notices shall be deemed to have been duly given upon the earlier of: (a) actual receipt; (b) one (1) business day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; (c) one (1) business day after having been sent by telecopier (with answer back acknowledged) provided an additional notice is given pursuant to (b); or (d) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause (b) and (d) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other parties; provided, however, that no address change will be effective until written notice thereof actually is received by the party to whom such address change is sent. Lender's notice address is as follows:

                          GMAC Commercial Mortgage Bank
                        6955 Union Park Center, Suite 330
                        Midvale, Utah  84047
                        Attn:  President

                        With a copy to:

                        GMAC Commercial Mortgage Corporation
                        200 Witmer Road
                        Horsham, PA 19044
                        Attn:  Servicing - Executive Vice President
                        Fax:  215-328-3478

                        with a required copy to:

                        GMAC Commercial Mortgage Corporation
                        200 Witmer Road
                        Horsham, PA  19044
                        Attn:  PLG Asset Manager
                        Fax:  215-328-1190

5.02 Entire Agreement; Modification. This Guaranty is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Guaranty shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

5.03 Binding Effect; Joint and Several Obligations. This Guaranty is binding upon and inures to the benefit of Guarantors, Lender and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary action of the parties or by operation of law. No Guarantor may delegate or transfer its obligations under this Guaranty. If there is more than one Guarantor, each Guarantor shall be jointly and severally liable hereunder.

5.04 Unenforceable Provisions. Any provision of this Guaranty which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

5.05 Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same document.

5.06 Construction of Certain Terms. Defined terms used in this Guaranty may be used interchangeably in singular or plural form, and pronouns shall be construed to cover all genders. Article and section headings are for convenience only and shall not be used in interpretation of this Guaranty. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Guaranty as a whole and not to any particular section, paragraph or other subdivision; and the word "section" refers to the entire section and not to any particular subsection, paragraph of other subdivision; and "Guaranty" and each of the Loan Documents referred to herein mean the agreement as originally executed and as hereafter modified, supplemented, extended, consolidated, or restated from time to time.

5.07 Governing Law. This Guaranty shall be interpreted and enforced according to the laws of the State where the Property is located (excluding any choice of law rules that may direct the application of the laws of another jurisdiction).

5.08 Consent to Jurisdiction. Each Guarantor irrevocably consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the Property is located with respect to any legal action arising with respect to this Guaranty and waives all objections which it may have to such jurisdiction and venue.

5.09 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR WAIVES AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY.

      5.10  Waivers With Respect To Texas Law.

            (a) Guarantor waives the benefit of any right of discharge under Chapter 34 of the Texas Business and Commerce Code and all other rights of sureties and guarantors under such Chapter; and

            (b) Guarantor waives all rights or defenses arising under Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, Chapter 34 of the Texas Business and Commerce Code, or any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law; and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law.


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





      IN WITNESS WHEREOF, the undersigned hereby sign, seal and deliver this Guaranty



                                    AIMCO PROPERTIES, L.P., a Delaware
                                      limited partnership

                                    By:  AIMCO-GP, Inc., a Delaware
                                         corporation, its general partner



                                         By:   /s/Patti K. Fielding
                                              Patti K. Fielding
                                              Executive Vice President

                                    Date:  September 30, 2004

                                    Address for Notice:

                                    c/o AIMCO
                                    Stanford Place 3
                                    4582 S. Ulster Street Parkway, Suite 1100
                                    Denver, Colorado  80237
                                    Attn.:  Patti K. Fielding
                                    Fax:  303-300-3241